AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 22, 2026

1933 ACT FILE NO. 033-09093
1940 ACT FILE NO. 811-04854

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM N-1A

____________________

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 79	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 81

____________________

THE OBERWEIS FUNDS
(Exact Name of Registrant as Specified in Charter)

____________________

c/o Oberweis Asset Management, Inc.
3333 Warrenville Road, Suite 500
Lisle, Illinois 60532
(Address of Principal Executive Offices, Zip Code)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE (800) 323-6166

Eric V. Hannemann
Oberweis Asset Management, Inc.
3333 Warrenville Road, Suite 500
Lisle, Illinois 60532
(Name and Address of Agent for Service)

____________________

Copies to:

Renee M. Hardt
Vedder Price P.C.
222 North LaSalle Street, Suite 2600
Chicago, Illinois 60601

____________________

It is proposed that this filing will become effective (check appropriate box)

☐    immediately upon filing pursuant to paragraph (b)

☐    on (date) pursuant to paragraph (b)

☐    60 days after filing pursuant to paragraph (a)(1)

☒    on December 21, 2026 pursuant to paragraph (a)(1)

☐    75 days after filing pursuant to paragraph (a)(2)

☐    on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐    This post-effective amendment designates a new effective date for a previously filed post-effective amendment

The information in this Prospectus is not complete and may be changed. We may not sell these securities under this Prospectus until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus Dated December 21, 2026

PROSPECTUS
CLASS R6
Oberweis Small-Cap Opportunities Fund	[·]
December 21, 2026

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

oberweisfunds.com

Please read this document carefully before you make any investment decision. If you have any questions, do not hesitate to contact us at 800-245-7311 or visit our Web site at oberweisfunds.com. Also, please keep this prospectus with your other important records for future reference.

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SUMMARY

INVESTMENT OBJECTIVE

The Oberweis Small-Cap Opportunities Fund’s investment objective is to maximize capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)	Class R6
Management Fees	.40%
Distribution and/or Service (12b-1) Fees	.00%
Total Other Expenses[1]	.37%
Administration Fee	.27%
Other Expenses[1]	.10%
Total Annual Fund Operating Expenses[1]	.77%

1  The Class R6 shares are newly organized and had not commenced operations as of the date of this Prospectus. Accordingly, the operating expenses shown are based on estimated amounts. Actual expenses may differ from those shown.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class R6	$79	$246	$428	$954

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its net assets in the securities of small-cap companies. The Fund’s investment adviser, Oberweis Asset Management, Inc. (“OAM”), considers small-cap companies as those, at the time of initial investment, with a market capitalization within the range of the holdings of the Russell 2000 Growth Index. As of September 30, 2026, the market capitalization range of the Russell 2000 Growth Index was $27.7 million to $12.8 billion. The Fund invests principally in the common stocks of companies that OAM believes have the potential for significant long-term growth in market value.

The Fund seeks to invest in those companies which OAM considers to have above-average long-term growth potential. OAM selects companies which meet this criteria based on, among other things, fundamental analysis of individual securities. OAM’s fundamental analysis entails an evaluation of an individual company’s future growth prospects. OAM’s evaluation may be based on, among other things, financial statement analysis, stock valuation in relation to OAM’s estimate of future earnings, evaluation of competitive product or service offerings, future research and development pipeline and management interviews. OAM may actively trade the Fund’s portfolio, and as a result, the Fund’s portfolio turnover rate may be high.

The Fund primarily invests in companies headquartered in the United States. The Fund seeks to invest in equity securities that typically exhibit the following characteristics:

Under-Appreciated Revenue and Earnings Growth — potential for revenue and/or earnings growth in excess of consensus expectations.

Timely Catalyst — a recent positive earnings release or an earnings surprise that tangibly and quantitatively begins to confirm that consensus analyst expectations are too low.

Inflection Point of Change — a business that is experiencing change — often from a new product, a new management team or a regulatory change — as these changes can drive unexpected or underestimated growth. A significant gap generally exists between OAM’s forecasts and consensus analyst expectations.

Limited Analyst Coverage — a company not widely followed by other analysts to maximize the chances of finding misunderstood situations.

Sustainability — a sustainable business with a competitive position driven by niche market leadership, intellectual capital or unique manufacturing processes. Put another way, a reasonable barrier to competitive entry.

Operating Leverage — profitable and scalable business model, which tends to generate rising net profits margins as revenue growth accelerates.

Valuation — undervalued based on OAM’s growth forecasts and historical valuation metrics afforded the company and/or peers.

PRINCIPAL RISKS

The biggest risk is that the Fund’s returns may vary, and you could lose money by investing in the Fund. Because the Fund may invest substantially all of its assets in common stocks, the main risk is that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund’s share price may also decrease.

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The Fund is designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with seeking maximum capital appreciation.

Investment in common stocks, particularly in common stocks of small companies with high growth potential, can be volatile. The value of the Fund’s shares will go up and down due to movement of the overall stock market or of the value of the individual securities held by the Fund. The value of each security held by the Fund may decline in response to conditions affecting the general economy; political, social, or economic instability at the local, regional, or global level; pandemics, epidemics and other similar circumstances in one or more countries or regions; and currency and interest rate fluctuations. Because of this volatility, we recommend that you invest in the Fund as a long-term investment only, and only for a portion of your investment portfolio, not for all of it. There can be no assurance that the Fund’s objective will be met.

Equity Securities Risk

Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, or a particular company.

Small-sized Company Risk

The Fund is subject to small company risk. Although the Fund seeks to reduce risk by investing in a diversified portfolio, you must realize that investing in smaller, and often newer, companies involves greater risk than there usually is with investing in larger, more established companies. Smaller and newer companies often have limited product lines, markets, management personnel, research and/or financial resources.

The securities of small companies, which may be thinly capitalized, may not be as marketable as those of larger companies. Therefore the securities of these smaller, newer companies may be subject to more abrupt or erratic market movements than the securities of larger companies or the market averages in general.

Technology Sector Risk

Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Finally, while all companies may be susceptible to

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network security breaches, certain companies in the information technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. These risks are heightened for information technology companies in foreign markets.

Portfolio Turnover Risk

In the past, the Fund has experienced high rates of portfolio turnover, which results in above average transaction costs and the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes when distributed.

FUND PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the Fund’s Investor Class shares. Performance of the Class R6 shares is not shown because the Class R6 shares have no operating history as of the date hereof. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at oberweisfunds.com or by calling 800-245-7311.

Annual Total Returns

The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index and an additional index with characteristics relevant to the Fund. The table also shows returns on a before and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown only for Investor Class and after-tax returns for Class R6 will vary.

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Average Annual Total Returns (for the Periods Ended December 31, 2025)

Oberweis Small-Cap Opportunities Fund

	1 YEAR	5 YEARS	10 YEARS
Investor Class
Return Before Taxes	14.28%	14.41%	15.05%
Return After Taxes on Distributions	14.28%	12.99%	13.16%
Return After Taxes on Distributions and Sale of Fund Shares	8.45%	11.00%	11.74%
Institutional Class (Return Before Taxes)	14.62%	14.69%	15.28%[1]
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	13.01%	3.18%	9.57%

1   Since the inception of the institutional class on May 1, 2017.

MANAGEMENT

Investment Adviser

Oberweis Asset Management, Inc. (“OAM”)

Portfolio Managers

James W. Oberweis, President, has been a co-portfolio manager of the Fund since 2001.

Kenneth S. Farsalas, Portfolio Manager, has been a co-portfolio manager of the Fund since 2009.

INFORMATION ABOUT THE FUND

Buying and Selling Fund Shares

Buying Shares

The minimum initial investment is $5,000,000. There is no minimum for subsequent purchases. Class R6 shares are generally available only to certain employer-sponsored retirement plans, retirement plan platforms, and other institutional investors. The Fund reserves the right to waive or modify the minimum initial investment requirement at any time. Class R6 shares generally are not available to individual retail investors.

Selling Shares

You may redeem shares of the Fund through your own plan administrator, recordkeeper or other institution on any day the New York Stock Exchange is open.

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Tax Information

The Fund’s distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA, 401(k) or other tax-advantaged investment plan (which may be taxable upon withdrawal).

Payments to Broker-Dealers and Other Financial Intermediaries

The Fund’s related companies may make payments to intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

INVESTMENT OBJECTIVES, POLICIES AND RISKS

Investment Objectives of the Fund

The Small-Cap Opportunities Fund’s investment objective is to maximize capital appreciation. The Fund is not designed for investors seeking income over capital appreciation. Income realized on the Fund’s investments is incidental to its objective.

The Small-Cap Opportunities Fund invests, under normal circumstances, at least 80% of its net assets in the securities of small-cap companies. The investment adviser, Oberweis Asset Management, Inc. (“OAM”), considers small-cap companies as those, at the time of investment, with a market capitalization within the range of the holdings of the Russell 2000 Growth Index.

The Fund may change its 80% investment policy (as stated above) subject to approval by the Board of Trustees and at least 60 days’ prior notice to Fund shareholders.

Principal Investment Strategy of the Fund

The Small-Cap Opportunities Fund invests principally in the common stocks of companies that OAM believes have the potential for long-term growth in market value.

The Small-Cap Opportunities Fund seeks to invest in those companies which OAM considers to have above-average long-term growth potential.

OAM selects companies for the Small-Cap Opportunities Fund which meet this criteria based on, among other things, fundamental analysis of individual securities. OAM’s fundamental analysis entails an evaluation of an individual company’s future growth prospects. OAM’s evaluation may be based on, among other things, financial statement analysis, stock valuation in relation to OAM’s estimate of future earnings, evaluation of competitive product or service offerings, future research and development pipeline and management interviews. The Fund primarily invests in companies headquartered in the United States. The Fund seeks to invest in equity securities that typically exhibit the following characteristics:

Under-Appreciated Revenue and Earnings Growth — potential for revenue and/or earnings growth in excess of consensus expectations.

Timely Catalyst — a recent positive earnings release or an earnings surprise that tangibly and quantitatively begins to confirm that consensus analyst expectations are too low.

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Inflection Point of Change — a business that is experiencing change — often from a new product, a new management team or a regulatory change — as these changes can drive unexpected or underestimated growth. A significant gap generally exists between OAM’s forecasts and consensus analyst expectations.

Limited Analyst Coverage — a company not widely followed by other analysts to maximize the chances of finding misunderstood situations.

Sustainability — a sustainable business with a competitive position driven by niche market leadership, intellectual capital or unique manufacturing processes. Put another way, a reasonable barrier to competitive entry.

Operating Leverage — profitable and scalable business model, which tends to generate rising net profits margins as revenue growth accelerates.

Valuation — undervalued based on OAM’s growth forecasts and historical valuation metrics afforded the company and/or peers.

Through the use of these screens, OAM attempts to actively monitor both the macro and micro drivers of perceived risk. Accordingly, the management team may adjust individual, industry, sector or other factor-related weights in an attempt to limit perceived downside risk. OAM may, from time to time based on its analysis of market signals, liquidate investment positions and hold the proceeds in other highly liquid obligations.

Although securities of a particular company may be eligible for purchase by more than one Oberweis Fund, OAM may determine at any particular time to purchase a security for one Oberweis Fund but not another.

Principal Risks of Investing in the Fund

The biggest risk is that the Fund’s returns may vary, and you could lose money by investing in the Fund. Because the Fund may invest substantially all of its assets in common stocks, the main risk is that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund’s share price may also decrease.

The Fund primarily invests in equity securities with the objective of maximum capital appreciation. If you are considering investing in the Fund, remember that it is designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with seeking maximum capital appreciation. Investment in common stocks, particularly in common stocks of small- and medium-size companies with high growth potential, can be volatile. The value of the Fund’s shares will go up and down due to movement of the overall stock market or of the value of the individual securities held by the Fund. The value of each security held by the Fund may decline in response to conditions affecting the general economy; political, social, or economic instability at the local, regional, or global level; pandemics, epidemics and other similar circumstances in one or more countries or regions; and currency and interest rate fluctuations. Because of this volatility, we recommend that you invest in the Fund as a long-term investment only, and only for a portion of your investment portfolio, not for all of it. The Fund discourages short-term trading in its shares. Dividends are expected to be minimal and there can be no assurance that the Fund’s objective will be met.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Equity Securities Risk

Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, or a particular company.

Small-sized Company Risk

The Fund is subject to small company risk. Although the Fund seeks to reduce risk by investing in a diversified portfolio, you must realize that investing in smaller, and often newer, companies involves greater risk than there usually is with investing in larger, more established companies. Smaller and newer companies often have limited product lines, markets, management personnel, research and/or financial resources. The securities of small companies, which may be thinly capitalized, may not be as marketable as those of larger companies. Therefore the securities of these smaller, newer companies may be subject to more abrupt or erratic market movements than the securities of larger companies or the market averages in general.

Technology Sector Risk

Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Finally, while all companies may be susceptible to network security breaches, certain companies in the information technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. These risks are heightened for information technology companies in foreign markets.

Investment Style Risk

There is no assurance that the common stocks of companies selected using OAM’s investment criteria will achieve long-term growth in market value.

Other Investment Policies and Risks

Although the Fund may invest substantially all of its assets in common stocks, the Fund may also invest in convertible securities, preferred stocks, securities of foreign issuers (most of which, for the Oberweis Small-Cap Opportunities Fund, are traded on United States stock exchanges or listed on NASDAQ) and restricted securities. In addition, the Fund may establish and maintain reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund’s reserves may be held in cash or invested in high quality money market instruments. The Fund may also lend its portfolio securities, write (sell) call options against investment positions and purchase put and call options.

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Foreign Securities

Investments in foreign securities may involve greater risks than investments in domestic securities. Foreign securities tend to be more volatile than domestic securities due to a number of factors, including fluctuations in currency exchange rates; political, social or economic instability; and less stringent accounting, disclosure and financial reporting requirements in some countries. While investment in foreign companies is not a current focus of the Fund, the Fund may invest to a limited extent in foreign equity and debt securities.

Restricted Securities and Illiquid Securities

The Fund may invest up to 5% of its total assets in securities that are not readily marketable. These include repurchase agreements with maturities of seven days or more, and securities of unseasoned issuers that have been in continuous operation for less than three years. The Fund also may invest up to 5% of its total assets in securities where resale is legally or contractually restricted (all of which are collectively referred to as “restricted securities”); provided, however, that the Fund’s investments in illiquid securities do not exceed 15% of its net assets. The sale of restricted securities often takes more time than more liquid securities and may result in higher selling expenses. Also, the Fund may have to dispose of restricted securities at less desirable prices or at prices lower than the Fund valued the securities. The Fund may resell restricted securities to other institutions. If there is a dealer or institutional trading market in such securities, restricted securities and equity-linked certificates may be treated as exempt from the Fund’s limitation on illiquid securities.

Temporary Defensive Investments

To respond to adverse market, political or other conditions, the Fund’s cash or other similar investments may increase from time to time. When OAM temporarily increases the Fund’s cash position, the Fund may not achieve its investment objective. Securities that the Fund may invest in as a means of receiving a return on idle cash include money market funds, U.S. government obligations, certificates of deposit, commercial paper (rated prime 3 or better by Moody’s Investor Services, Inc. (“Moody’s”) or the equivalent), corporate debt securities (rated A or better by Moody’s or Standard & Poor’s Corporation) and repurchase agreements.

When the Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks.

Repurchase Agreements

As a means of earning income on idle cash, the Fund may enter into repurchase agreements. This technique involves the purchase of a security by the Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. The Fund cannot enter into repurchase agreements in excess of 25% of its total assets and the Fund cannot invest more than 5% of its total assets in repurchase agreements with maturities of seven days or more.

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Lending of Fund Securities

To generate additional income, the Fund may lend its portfolio securities to qualified brokers/dealers or institutional investors. Such loans may not exceed 30% of the Fund’s total assets measured at the time of the most recent loan. For each loan, the borrower must maintain collateral at the Fund’s custodian with a value at least equal to 100% of the current market value of the security loaned.

FUND HOLDINGS

A description of the policies and procedures with respect to the disclosure of the Fund’s investments is available in the Statement of Additional Information and on the Fund’s Web site at oberweisfunds.com.

MANAGEMENT OF THE FUND

Investment Adviser

Oberweis Asset Management, Inc. (“OAM”), 3333 Warrenville Road, Suite 500, Lisle, Illinois, 60532, an investment adviser registered with the SEC, is the investment adviser to the Fund and is responsible for the day-to-day management of its investment portfolio and other business affairs of The Oberweis Funds. OAM also offers investment advice to institutions and individual investors regarding a broad range of investment products. Certain OAM officers and employees serve as officers of the Fund.

OAM furnishes continuous advice and recommendations concerning the Fund’s investments. OAM also provides The Oberweis Funds with non-investment advisory management and administrative services necessary for the conduct of the Fund’s business. OAM furnishes the Fund with certain administrative, compliance and accounting services and provides information and certain administrative services for shareholders of the Fund. OAM provides these services to the Fund under a management agreement, which is separate from the investment advisory agreement. OAM also provides office space and facilities for the management of the Fund and pays the salaries and fees of the Fund’s officers.

Fund Managers

James W. Oberweis is the co-portfolio manager of the Fund. James W. Oberweis joined The Oberweis Funds in 1996 and has been managing investments since that time. James W. Oberweis, a holder of the Chartered Financial Analyst designation, is the President of The Oberweis Funds, the President, Chairman and a controlling shareholder of OAM, President and a director and controlling shareholder of Oberweis Securities, Inc. (“OSI”), the Fund’s principal distributor and shareholder service agent, and Chairman of OAM (Hong Kong) Limited. James W. Oberweis has an MBA from the University of Chicago and a BS from the University of Illinois.

Kenneth S. Farsalas serves as co-portfolio manager of the Fund. Kenneth S. Farsalas joined The Oberweis Funds in 2004 and has been managing investments since that time. Prior to joining the Fund, Kenneth S. Farsalas, a holder of the Chartered Financial

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Analyst designation, was the Director of Research at Dearborn Partners LLC from 2000 to 2004. From 1997 to 1999, Kenneth S. Farsalas was an analyst and portfolio manager at Sterling Johnston Capital Management LP. From 1993 to 1997, Kenneth S. Farsalas was an investment consultant at SEI Capital Resources. Kenneth S. Farsalas has an MBA from the University of Chicago and a BS from Northwestern University.

The Statement of Additional Information provides additional information about James W. Oberweis and Kenneth S. Farsalas, including their compensation, other accounts they manage, and their ownership of securities in the Fund.

Management Expenses

As compensation for its investment advisory services, the Fund pays OAM pursuant to the Investment Advisory Agreement an annual fee which is computed and accrued daily and paid monthly. OAM receives annual fees of .40% of the average daily net assets of the Small-Cap Opportunities Fund.

As compensation for managing the business affairs and providing certain administrative services, the Small-Cap Opportunities Fund pays OAM pursuant to the Management Agreement. The Class R6 shares of the Small-Cap Opportunities Fund pay OAM a monthly management fee at the annual rate of .27% of the average daily net assets of the Fund attributable to Class R6 shares, subject to reduction because of the Fund’s annual expense limitation.

For the year ended December 31, 2025 the Fund’s effective advisory and management fees paid (including any applicable administrative fees and giving effect to any expense limitation) was .79% as a percentage of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement for the Small-Cap Opportunities Fund is available in the Fund’s annual report on Form N-CSR for the fiscal year ended December 31, 2025.

The Fund also incurs expenses for services not provided and expenses not assumed by OAM, such as transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending prospectuses, shareholder reports and other information to existing shareholders, and independent Trustees’ fees and expenses. The Annual Fund Operating Expenses table lists the actual advisory and management fees and total operating expenses for the Fund for the most recent fiscal year.

OTHER INFORMATION

In the future, the Fund may cease sales to new investors and/or existing shareholders to control asset levels. If sales of the Fund are discontinued, it is expected that existing shareholders of the Fund would be permitted to reinvest any dividends or capital gain distributions in additional shares of the Fund, absent highly unusual circumstances.

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SHAREHOLDER INFORMATION

How to Purchase Shares

Except as described below, the minimum initial investment is $5,000,000. There is no minimum for subsequent purchases. Class R6 shares are generally available only to retirement plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, and to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans. Class R6 shares also are generally available only to retirement plans for which plan level or omnibus accounts are held on the books of the Fund. Class R6 shares are generally available only to fee-based programs or through retirement plan intermediaries. In addition, Class R6 shares are available for investment by other registered investment companies and collective investment trusts approved by the Fund’s investment adviser or distributor. Except as otherwise provided in this Prospectus, Class R shares are generally not available for purchase to retail nonretirement accounts; traditional and Roth individual retirement accounts (IRAs); Coverdell Education Savings Accounts; SEPs, SARSEPs and SIMPLE IRAs held in brokerage accounts; and 529 college savings plans. Class R6 shares are available to employer-sponsored SEPs, SARSEPs and SIMPLE IRAs held in fee-based programs that are serviced through retirement plan recordkeepers.

Eligible retirement plans generally may open an account and purchase Class R6 shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell these classes of the fund’s shares. Class R6 shares may not be available through certain investment dealers. Additional shares may be purchased through a plan’s administrator or recordkeeper.

The Fund reserves the right to change at any time the initial or subsequent investment minimums, to waive the initial or subsequent investment minimums, to withdraw the offering or to reject any purchase in whole or part.

You may purchase shares of the Fund directly through OSI or through a securities broker/dealer or its designated agent, through a bank or other institution having a sales agreement with OSI, or by contacting the Fund’s Transfer Agent, UMB Fund Services, Inc. (“UMBFS”). Some broker/dealers, banks or other institutions may independently impose different minimum investment amounts for purchases by their customers and/or charge for their services in purchasing shares of the Fund.

You may, subject to the approval of the Fund, purchase shares of the Fund in securities that are eligible for purchase by the Fund and that have values that are readily ascertainable in accordance with the Fund’s valuation policies.

Shares of the Fund are offered on a continuous basis. The offering price per share will be the Net Asset Value (“NAV”) per share next determined after the purchase order is received in proper form by UMBFS. (See “Pricing of Fund Shares” for details on the calculation of the current NAV.)

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How to Redeem Shares

In General

You may redeem shares of the Fund through your own plan administrator, recordkeeper or other institution that is recorded for such account (see “How to Purchase Shares”). Because of fluctuations in the value of the Fund, the NAV of shares redeemed may be more or less than your cost. Some institutions may charge you a fee for redeeming shares of the Fund.

Although it is the Fund’s policy to make payment of redemption proceeds in cash, if the Fund’s trustees determine it to be appropriate (for example, for large redemptions or during stressed market conditions), and subject to certain limitations, the Fund may redeem shares by a distribution in kind to you of securities held by the Fund. Redemptions in kind are subject to federal income tax in the same manner as when redemption proceeds are paid in cash.

Account Minimums

The Fund reserves the right to redeem the shares in your account if its total value falls below $5,000,000 as a result of redemptions. The Fund will allow you 60 days to make additional investments before the redemption is processed.

Exchanges

Class R6 shares are not eligible for exchange into or from any other Oberweis Fund.

Conversions

Class R6 shares are not eligible for conversion to or from any other share class of the Fund.

Other Redemption Information

IRA and retirement plan redemptions from accounts which UMB Bank, n.a. is the custodian must be completed on an IRA Distribution Form or other acceptable form approved by UMB Bank, n.a. Shareholders who hold shares of the Fund through an IRA or other retirement plan, must indicate on their redemption requests whether to withhold federal income tax. Such redemption requests will generally be subject to a 10% federal income tax withholding unless a shareholder elects not to have taxes withheld. An IRA owner with a foreign residential address may not elect to forgo the 10% withholding. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies. Please consult with your tax professional.

Short-Term and Excessive Trading

The Fund is intended for long-term investment purposes only and is not intended to provide investors with a means of speculation on short-term market movements or market timing. The Fund will take reasonable steps to seek to prevent short-term and excessive trading. Short-term and excessive trading into and out of the Fund may present risks to other shareholders, disrupt portfolio investment strategies, increase expenses including trading and administrative costs, and negatively impact investment returns for all shareholders and result in dilution in the value of Fund shares held by shareholders,

13

including long-term shareholders who do not generate these costs. These risks may be more pronounced for the Fund since it invests in securities that may be more difficult to value or are susceptible to pricing arbitrage (e.g., small-cap securities). In an effort to protect long-term shareholders, the Board of Trustees has adopted policies and procedures that seek to deter short-term and excessive trading. The Fund reserves the right to reject any purchase request (including exchanges) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe the trading activity in the account(s) would be disruptive to the Fund. For example, the Fund may refuse a purchase order if the portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. Transactions placed in violation of the Fund’s excessive trading policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund. The Fund also reserves the right to honor certain redemptions, with securities, rather than cash.

The trading history of accounts under common ownership or control within the Fund may be considered in enforcing this policy. Transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group for purposes of this policy and may be rejected in whole or in part by the Fund. However, the Fund cannot always identify or reasonably detect short-term and excessive trading or market timing that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders of the Fund. Transactions accepted by a financial intermediary in violation of the Fund’s excessive trading policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the financial intermediary. There is no assurance that the Fund’s policies will be effective in limiting and deterring short-term and excessive trading or market timing in all circumstances.

Anti-Money Laundering Program

The Fund is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency. The Fund may also be required to reject a purchase payment, block a shareholder’s account and consequently refuse to implement requests for transfers and withdrawals.

Federal law requires the Fund to obtain, verify and record identifying information, which may include the name, street address, taxpayer identification number or other identifying information for shareholders who open an account with the Fund. The Fund may also ask to see a shareholder’s driver’s license or other identifying documents. Applications without this information may not be accepted and orders may not be processed. The Fund reserves the right to place limits on transactions in any account until the identity of the shareholder is verified; to refuse an investment in the Fund or involuntarily redeem a shareholder’s shares and close an account in the event that a shareholder’s identity is

14

not verified; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-money laundering regulations. The Fund and its agents will not be responsible for any loss resulting from the shareholder’s delay in providing all required identifying information or from closing an account and redeeming a shareholder’s shares when a shareholder’s identity cannot be verified.

Pricing of Fund Shares

All purchases, redemptions and exchanges will be processed at the NAV next calculated after your request is received and accepted by the Fund (or the Fund’s agent or authorized designee). NAV per share is computed by dividing the value of the Fund’s net assets (i.e., the value of its assets less liabilities) by the total number of shares then outstanding. A separate NAV is calculated for each share class of the Fund.

The Fund’s investments are valued based on market value or, where quotations are not readily available or are deemed unreliable, on fair value as determined in good faith by OAM, the Fund’s valuation designee. Since the Fund invests in equity securities of micro-, small- and mid-cap companies, these circumstances may arise, for instance, when trading in a security is suspended or the trading volume in a security is limited, calling into question the reliability of market quotations. The value of fair valued securities may be different from the last reported sale price (or the last reported bid price), and there is no guarantee that a fair valued security will be sold at the price at which the Fund is carrying the security.

Foreign currency exchange rates are determined at the close of trading on the NYSE. Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in a calculation of the Fund’s NAV on that day. If events that materially affect the value of the Fund’s foreign investments occur during such period, the investments will be valued at their fair value as described above.

Foreign securities held by the Fund may be traded on days and at times when the NYSE is closed. Accordingly, the value of the Fund’s investments may be significantly affected on days when shareholders have no access to the Fund. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are translated into U.S.-dollar equivalents at the prevailing market rates.

If your order in proper form is received (see “How to Purchase Shares” and “How to Redeem Shares”) by the Transfer Agent or OSI by the close of trading on the NYSE on a given day (currently 3:00 p.m., Central Time), or by a securities broker/dealer or its designated agent, a bank or other institution having a sales agreement with OSI by the close of trading on the NYSE, Fund shares will be purchased or sold at the next computed NAV. The NAV of the shares of the Fund are computed once daily, as of the later of the close of regular trading on the NYSE or the Chicago Board Options Exchange (“CBOE”), on each day the NYSE is open for trading. For purposes of computing the NAV, all securities in the Fund other than options are priced as of the close of trading on the NYSE. The options in the Fund are priced as of the close of trading on the CBOE.

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Shareholder Services

General Information

In addition to the purchase and redemption services described above, the Fund offers its shareholders the special accounts and services described below. You may obtain applications and information about any shareholder services by calling 800-245-7311.

When you make an initial investment in the Fund, a shareholder account is opened for you in accordance with the Fund’s Account Application instructions. After each transaction for your account, you will be sent a confirmation. This includes all deposits, purchases, reinvestments, redemptions, withdrawal payments, and other transactions in your account.

You will be the record owner of all shares in your account with full shareholder rights; the Fund does not issue certificates for its shares. Certain functions performed by the Fund in connection with the operation of the accounts described above will be performed by the Fund’s Transfer Agent, UMBFS.

Privacy Notice

This notice describes the privacy practices followed by the Fund.

Shareholder privacy is a top priority. The Fund’s policy is to respect the privacy of current and former shareholders and to protect personal information entrusted to it. The Fund does not share any nonpublic personal information of shareholders or former shareholders with any nonaffiliated third parties, except as permitted by law or as authorized by the shareholders.

In the course of providing products and services to you, the Fund collects nonpublic personal information about you from various sources such as account applications or agreements, other account forms, transactions in your account, and from information captured on the Fund’s Web site. Such information may include your name, address, account or tax identification number, the types and amounts of investments, and bank account information.

In the normal course of serving shareholders, information the Fund collects may be shared with companies that perform various services such as custodians, transfer agents, and broker-dealers. The Fund may share information in connection with servicing accounts of products and services that it believes may be of interest to shareholders. The organizations that receive shareholder information will use that information only for the services required and as allowed by applicable law or regulation, and are not permitted to share or use this information for any other purposes.

Access to customers’ nonpublic personal information is restricted to employees who need to access that information. The Fund uses industry standard physical, electronic, and procedural safeguards to protect shareholder information. A shareholder’s right to privacy extends to all forms of contact with the Fund, including telephone, written correspondence, and electronic media, such as the Internet.

For questions concerning this policy, please write or call the Fund.

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DISTRIBUTIONS AND TAXES

Taxation of the Fund

The Fund has elected to be treated, has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for federal income tax purposes (“regulated investment company”). As a regulated investment company, the Fund generally pays no federal income tax on the income and gains that they timely distribute to you.

Taxation of Shareholders

To avoid taxation at the Fund level as a regulated investment company, the Code requires, among other things, that the Fund timely distribute its net investment income and any net capital gains realized on its investments annually. The Fund’s income from certain dividends, interest and any realized net short-term capital gains are paid to shareholders as dividends. The Fund’s income from certain qualifying dividends, that are designated as such by the Fund, will be paid to U.S. shareholders that are individuals and other noncorporate U.S. shareholders as “qualified dividend income,” provided certain holding period and other requirements are satisfied by the Fund and shareholder. Realized net long-term capital gains are paid to shareholders as capital gains distributions. The dividends and capital gain distributions are normally declared and paid in December.

Except for those shareholders exempt from federal income taxation or investing through a tax-advantaged account, dividends and capital gain distributions will be taxable to shareholders, whether paid in cash or reinvested in additional shares of the Fund. You will be notified annually as to the federal income tax status of dividends and capital gains distributions. Such dividends and distributions may also be subject to state and local taxes.

Long-term capital gain distributions (generally relating to assets held by the Fund for more than 12 months) are taxable to U.S. shareholders as long-term capital gain regardless of how long you have held shares of the Fund. For federal income tax purposes, long-term capital gain distributions made to U.S. shareholders that are individuals and other noncorproate U.S. shareholders are currently taxed at federal income tax rates up to 20%. Dividends representing certain net investment income and realized net short-term capital gains are taxed as ordinary income at federal income tax rates up to 37% for U.S. shareholders that are individuals.

Dividends representing “qualified dividend income” received by U.S. shareholders that are individuals and other noncorporate U.S. shareholders are currently taxed at federal income tax rates up to 20%. Dividends from foreign corporations are not treated as “qualified dividend income” if the foreign corporation is not incorporated in a possession of the United States or is not eligible for the benefits of a comprehensive income tax treaty with the United States (unless the foreign corporation stock is readily tradable on an established securities market in the United States) or if the foreign corporation is a passive foreign investment company or surrogate foreign corporation that is not treated as a domestic corporation under Section 7874(b) of the Code. Dividends and distributions are generally taxable for federal income tax purposes to U.S. shareholders at the time the dividend or distribution is received. Any dividends or distributions declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated for federal income tax purposes as paid on December 31 of the calendar year in which they are declared.

17

Dividends and capital gains distributions are automatically reinvested in additional shares of the Fund, unless you elect to receive them in cash. A cash election remains in effect until you notify the Transfer Agent by calling or writing to discontinue such election.

If you redeem or exchange shares of the Fund (other than shares held in a tax-advantaged account), it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem or exchange, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year. If you held your shares for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss. You may be limited in your ability to use capital losses.

An additional 3.8% Medicare contribution tax is imposed on certain net investment income (including dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. shareholders that are individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Distribution to Retirement Plans

Fund distributions received by your qualified retirement plan, such as a 401(k) Plan or IRA, are generally tax deferred. This means that you are not required to report Fund distributions on your federal income tax return, but, rather, when your plan makes payments to you. Special rules apply to payments from Roth IRAs and Coverdell education savings accounts (formerly called Education IRAs).

How Distributions Affect the Fund’s NAV

Distributions are paid to shareholders as of the record date of a distribution of a Fund. Dividends and capital gains awaiting distribution are included in the Fund’s daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. You should be aware that distributions from a mutual fund are not value-enhancing and may create income tax obligations.

“Buying a Dividend”

If you purchase shares of the Fund shortly before the Fund makes a distribution, you will pay the full price for the shares and may receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” Of course, the Fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the Fund has a negative return.

Unless your account is set up as a tax-advantaged account, dividends paid to you will be included in your gross income for federal income tax purposes, even though you may not have participated in the increase in NAV of the Fund and whether or not you reinvested the dividends.

Backup Withholding

When you open an account, Internal Revenue Service (“IRS”) regulations require that you provide your taxpayer identification number (“TIN”), certify that it is correct, and certify that you are not subject to backup withholding under IRS rules. If you fail to provide your TIN

18

or the proper tax certifications, the Fund is required to withhold a flat rate of 24% of all the distributions (including dividends and capital gain distributions) and sales proceeds, redemption proceeds, and any other payments paid to you. The Fund is also required to begin backup withholding on your account if the IRS instructs it to do so. Amounts withheld may be applied to your federal income tax liability and you may obtain a refund from the IRS if withholding results in overpayment of taxes for such year.

Foreign Taxes

Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. If applicable, the Fund may from year to year make the election permitted under section 853 of the Code to pass through such taxes to shareholders. In such event, shareholders will be required to treat as part of the amounts distributed to them, their pro rata portion of such taxes, and may claim a credit or deduction for such taxes, subject in each case to certain limitations contained in the Code. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund and shareholders will not be required to include in their gross income nor able to claim a credit or deduction for their pro rata share of such taxes paid by the Fund. It is not anticipated that the Fund will be eligible to make the election available under Code section 853.

The foregoing discussion summarizes certain U.S. federal income tax consequences solely for investors (i) who are beneficial owners of shares of the Fund, (ii) hold such shares as capital assets and (iii) are United States persons (as such term is defined in the Code) other than partnerships and other than investors that are subject to special tax treatment (such as financial institutions, real estate investment trusts, regulated investment companies and retirement plans), except as otherwise specifically provided (“U.S. shareholders”). You are advised to consult your own tax adviser as to the federal, state, local and/or foreign tax consequences of owning shares of the Fund with respect to your specific circumstances.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance for the Investor Class and Institutional Class shares of the Fund for the past five fiscal years. Information is not shown for Class R6 shares of the Fund because Class R6 shares are newly offered and do not yet have a full fiscal year of operating history. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2023, 2024 and 2025 has been derived from financial statements audited by [AUDITOR], the Fund’s Independent Registered Public Accounting Firm whose report, along with the Fund’s financial statements, is included in the Form N-CSR, which is available upon request and incorporated by reference in to the Statement of Additional Information. Information for the years ended December 31, 2021 and 2022 were audited by the Fund’s prior Independent Registered Public Accounting Firm. Information for the six months ended June 30, 2026 is unaudited.

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Small-Cap Opportunities Fund — Investor Class

Per share income and capital for a share outstanding throughout each year is as follows:

	Six Months Ended June 30, 2026	Years Ended December 31,
	(unaudited)	2025	2024	2023	2022	2021
Net asset value at beginning of period	$29.13	$25.49	$22.12	$19.10	$21.54	$18.29
Income (loss) from investment operations:
Net investment loss[a]	(.15)	(.22)	(.14)	(.08)	(.16)	(.28)
Net realized and unrealized gains (losses) on investments	12.49	3.86	3.71	3.09	(2.26)	8.23
Total from investment operations	12.34	3.64	3.57	3.01	(2.42)	7.95
Redemption fees[a]	—	—	—	.01	.01	.01
Less distributions:
Distribution from net realized gains on investments	—	—	(.20)	—	(.03)	(4.71)
Net asset value at end of period	$41.47	$29.13	$25.49	$22.12	$19.10	$21.54
Total return (%)	42.36[d]	14.28	16.14	15.81	(11.17)	43.57
Ratio/supplemental data:
Net assets at end of period (in thousands)	$604,171	$392,251	$406,170	$286,616	$94,110	$16,322
Ratio of gross expenses to average net assets (%)	1.24[c]	1.26	1.26	1.32	1.45	1.59
Ratio of net expenses to average net assets (%)[b]	1.24[c]	1.25	1.25	1.25	1.25	1.55
Ratio of net investment loss to average net assets (%)	(.87)[c]	(.83)	(.55)	(.38)	(.82)	(1.22)
Portfolio turnover rate (%)	23[d]	58	61	71	45	106

Notes:

a    The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the year.

b    The ratios in this row reflect the impact, if any, of expense offset arrangements with the custodian and expense reimbursement from the advisor.

c    Annualized.

d    Not annualized.

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Small-Cap Opportunities Fund — Institutional Class

Per share income and capital for a share outstanding throughout each year is as follows:

	Six Months Ended June 30, 2026	Years Ended December 31,
	(unaudited)	2025	2024	2023	2022	2021
Net asset value at beginning of period	$29.95	$26.13	$22.62	$19.49	$21.92	$18.51
Income (loss) from investment operations:
Net investment loss[a]	(.11)	(.16)	(.08)	(.03)	(.11)	(.23)
Net realized and unrealized gains (losses) on investments	12.85	3.98	3.79	3.15	(2.30)	8.34
Total from investment operations	12.74	3.82	3.71	3.12	(2.41)	8.11
Redemption Fees[a]	—	—	—	.01	.01	.01
Less distributions:
Distribution from net realized gains on investments	—	—	(.20)	—	(.03)	(4.71)
Net asset value at end of period	$42.69	$29.95	$26.13	$22.62	$19.49	$21.92
Total Return (%)	42.54[d]	14.62	16.40	16.06	(10.93)	43.92
Ratio/supplemental data:
Net Assets at end of period (in thousands)	$2,236,446	$1,430,965	$1,002,427	$230,715	$62,776	$12,727
Ratio of gross expenses to average net assets (%)	.99[c]	1.01	1.01	1.07	1.20	1.34
Ratio of net expenses to average net assets (%)[b]	.99[c]	1.00	1.00	1.00	1.00	1.30
Ratio of net investment loss to average net assets (%)	(.62)[c]	(.59)	(.30)	(.15)	(.59)	(.97)
Portfolio turnover rate (%)	23[d]	58	61	71	45	106

Notes:

a    The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the year.

b    The ratios in this row reflect the impact, if any, of expense offset arrangements with the custodian and expense reimbursement from the advisor.

c    Annualized.

d    Not annualized.

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GENERAL INFORMATION

All inquiries regarding shareholder accounts may be directed to The Oberweis Funds, c/o UMB Fund Services, Inc., P.O. Box 711, Milwaukee, WI 53201-0711 or 800-245-7311. All other inquiries regarding the Fund should be directed to The Oberweis Funds at 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532.

You can obtain additional information about the Fund. The Fund’s SAI includes more detailed information about the Fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

For a free copy of any of these documents or to request other information or ask questions about the Fund, call the Fund at 800-323-6166 or visit the Fund’s Web site at oberweisfunds.com.

The SAI, the Fund’s annual and semi-annual reports and other related materials are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and that copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov

Investment Adviser/Manager

Oberweis Asset Management, Inc.
3333 Warrenville Road, Suite 500
Lisle, Illinois 60532
800-323-6166

Distributor/Shareholder Service
Agent

Oberweis Securities, Inc.
3333 Warrenville Road, Suite 500
Lisle, Illinois 60532
630-577-2300

Transfer Agent UMB Fund Services, Inc. 800-245-7311 Custodian UMB Bank, N.A. Counsel Vedder Price P.C. Investment Company Act of 1940, File Number, 811-04854

22

oberweisfunds.com

800-323-6166
630-577-2300

Shareholder Services
800-245-7311

Oberweis
Asset Management

3333 Warrenville Road

Suite 500

Lisle, IL 60532

The information in the Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion

Preliminary Statement of Additional Information Dated December 21, 2026

STATEMENT OF ADDITIONAL INFORMATION
THE OBERWEIS FUNDS
3333 WARRENVILLE ROAD, SUITE 500
LISLE, ILLINOIS 60532
(800) 323-6166

____________________

Class R6
Oberweis Small-Cap Opportunities Fund	[•]

(the “Fund”)

____________________

This Statement of Additional Information (“SAI”) pertains to the Fund listed above, which is a separate series of The Oberweis Funds (the “Trust”), a Massachusetts business trust.

The SAI is not a Prospectus and should be read in conjunction with the Trust’s Prospectus dated December 21, 2026 which is incorporated by reference into this SAI and may be obtained from the Trust at the above address or phone number. This SAI contains additional and more detailed information about the Fund’s operations and activities than the Prospectus. The financial statements for the Fund for the fiscal year ended December 31, 2025 and the six months ended June 30, 2026 are incorporated by reference into this SAI from the Annual Report and Semi-Annual Report on Form N-CSR dated December 31, 2025 and June 30, 2026, respectively. The financial statements are also available, without charge, at the above address or phone number.

____________________

The date of this Statement of Additional Information is December 21, 2026

i

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund’s investment objective and policies discussed in the Fund’s Prospectus.

Investment Objective

The investment objective of the Oberweis Small-Cap Opportunities Fund (the “Small-Cap Opportunities Fund”) is to maximize capital appreciation. The investment objective of the Fund is fundamental and, like all fundamental policies of the Fund, cannot be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As used in this SAI, “a majority of the outstanding voting securities” of the Fund means the lesser of (1) the holders of more than 50% of the outstanding shares of the Fund, or (2) the holders of more than 67% of the shares of the Fund present if more than 50% of the outstanding shares of the Fund are present at a meeting in person or by proxy.

Investment Restrictions

The policies set forth below are fundamental policies of the Small-Cap Opportunities Fund and may not be changed without approval of a majority of the Fund’s outstanding shares. The Fund may not:

1.      purchase more than 10% of any class of securities of any one issuer other than the United States government and its instrumentalities;

2.      invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer (other than the United States government and its instrumentalities);

3.      invest more than 5% of its total assets in securities that are not readily marketable and securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors;

4.      invest more than 5% of its total assets in securities of issuers which the Fund is restricted from selling to the public without registration under the Securities Act of 1933;

5.      invest more than 5% of its total assets in warrants, and of this amount, no more than 2% of total assets may be invested in warrants that are listed on neither the New York Stock Exchange nor the American Stock Exchange;

6.      purchase or retain the securities of any issuer if (i) one or more officers or directors of the Fund or the investment adviser individually own or would own, directly or beneficially, more than 1∕2 of 1% of the securities of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities;

7.      purchase, sell or invest in the securities of other investment companies;

8.      purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs;

9.      purchase, sell or invest in commodities or commodity contracts;

10.    purchase, sell or invest in real estate or interests in real estate, except that the Portfolio may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts; provided such investments do not exceed 10% of the Portfolio’s total assets;

11.    issue senior securities;

12.    invest in companies for the purpose of exercising control or management;

13.    concentrate its investments in any one industry, except that the Portfolio may invest up to 25% of its total assets in any one industry;

14.    purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

15.    make short sales of securities unless, at the time of each such sale and thereafter while a short position exists, the Portfolio owns an equal amount of securities of the same issue or owns securities which, without payment by the Portfolio of any consideration, are convertible into, or are exchangeable for, an equal amount of securities of the same issue;

16.    participate on a joint or joint and several basis in any trading account in any securities;

17.    lend its funds to other persons, except through the purchase of a portion of an issue of debt securities publicly distributed;

18.    lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Portfolio consisting of cash or securities issued or guaranteed by the United States government having a value at all times not less than 100% of the value of the loaned securities, provided that the aggregate amount of such loans shall not exceed 30% of the Fund’s total assets (including value of collateral received);

19.    borrow money except from banks as a temporary measure for extraordinary or emergency purposes or as necessary for the clearance of purchases and sales of securities, provided that the aggregate amount of such borrowing shall not exceed 5% of the value of its total assets at the time of any such borrowing, or mortgage, pledge or hypothecate its assets, except in an amount not exceeding 5% of its total assets taken at cost to secure such borrowing;

20.    engage in the business of underwriting the securities of other issuers; or

21.    invest in puts, calls, straddles or any combination thereof, except that the Portfolio may write covered call options on its Portfolio securities, the aggregate market value of which is limited to 50% of the Portfolio’s net assets, and the Portfolio may invest up to 5% of its assets in the purchase of put and call options including options on stock indices.

The policies set forth below may be changed by the Trust’s Board of Trustees without shareholder approval, all such changes being subject to applicable law. The Fund may not:

1.      purchase, sell or invest in interests in oil, gas or other mineral leases; or

2.      purchase, sell or invest in limited partnership interests in real estate, except that the Portfolio may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts; provided such investments do not exceed 10% of the Portfolio’s total assets.

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of such restriction nor will a disposition of any securities be required.

Other Restrictions

Other investment restrictions are set forth in the Fund’s Prospectus and elsewhere in this SAI. In addition, the Fund will not invest more than 10% of its total assets in “restricted securities” (meaning securities the resale of which is legally or contractually restricted, including repurchase agreements with maturities of seven days or more and securities that are not readily marketable).

Investment Strategies and Risks

The following information supplements the discussion of the Fund’s risk factors, discussed in the Fund’s Prospectus.

Cash Position.    As discussed in the Prospectus, when Oberweis Asset Management, Inc. (“OAM”) believes that market conditions are unfavorable for profitable investing, or when it is otherwise unable to locate attractive investment opportunities, the Fund’s cash or other similar investments may increase. Securities that the Fund may invest in as a means of receiving a return on idle cash include money market funds, U.S. government obligations, certificates of deposit, commercial paper (rated prime 3 or better by Moody’s Investor Services, Inc., (“Moody’s”) or the equivalent), corporate debt securities (rated A or better by Moody’s or Standard & Poor’s Corporation) and repurchase agreements.

Repurchase Agreements.    The Fund may enter into so-called “repurchase agreements,” whereby it purchases a security and the seller (a qualified bank or securities dealer) simultaneously commits to repurchase that security at a certain date at an agreed upon price, plus an agreed upon market rate of interest that is unrelated to the coupon rate or date of maturity of the security. This technique offers a method of earning income on idle cash. In these transactions, the securities purchased by the Fund have, at all times, a total value in excess of the value of the repurchase agreement and are held by the Trust’s custodian bank until repurchased. Certain costs may be incurred by the Fund in connection with the sale of the securities purchased by it if the seller does not repurchase them in accordance with the repurchase agreement. OAM will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements and will monitor the value of the underlying securities to ensure that additional securities are deposited by the seller if the value of the securities purchased decreases below the resale price at any time. Under the Investment Company Act of 1940 (the “1940 Act”), repurchase agreements may be considered loans by the Fund. The Fund is subject to restrictions on entering into repurchase agreements in excess of 25% of its total assets and on investing more than 5% of its total assets in repurchase agreements with maturities of seven days or more.

Options.    Selling (or Writing) Covered Call Options — The Fund may write (sell) covered call options on its portfolio securities, provided that the Fund’s derivative exposure does not exceed 10% of the Fund’s net assets. A call option gives the buyer (holder) the right to purchase the underlying security at a specified price (the “exercise price”) within a certain time period. Where the writer (seller) of the option, in this case a Fund, already owns the underlying security, the call option is considered to be “covered.” The Fund will receive a premium, which is the market value of the option, when it writes (sells) a call option. The premium provides a partial hedge (protection) against declining prices and enables the Fund to generate a higher return during periods when OAM does not expect the underlying security to make any major price moves in the near future but still deems the underlying security to be, over the long term, an attractive investment for the Fund. In determining whether to write (sell) a covered call option on one of the Fund’s securities, OAM will consider the reasonableness of the anticipated premium in relation to the anticipated increase in market value of the underlying security over the option period. Although the writing (selling) of covered call options is believed by OAM to be a conservative investment technique that involves relatively little risk, risks involved in writing (selling) a covered call option include the possible inability to effect closing transactions at favorable prices and the inability to participate in any appreciation of the underlying security above the exercise price plus premium. The Fund may also be exposed to a possible price decrease in the underlying security that might otherwise have been sold while the Fund continues to hold such underlying security during the option period, although any such loss during such period would be reduced by the amount of the premium received. The Fund does not consider a security covered by a call to be “pledged” as that term is used in the Fund’s investment policy limiting the pledging or mortgaging of its assets.

Buying Put and Call Options — The Fund may also invest up to 5% of its assets in the purchase of put and call options, primarily to minimize principal fluctuations. The Fund may enter into closing transactions, exercise its options or permit them to expire. The risks involved in purchasing put or call options include the possible loss of the premium.

The Fund may purchase put options on an underlying security it owns. As the holder of a put option, the Fund would have the right to sell the underlying security at the exercise price at any time during the term of the option. While the Fund will not purchase options for leverage purposes, it may purchase put options for defensive purposes in order to protect against an anticipated decline (usually short-term) in the value of its securities. Such hedge protection is provided only during the life of the put option and only when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any additional decline in the security’s market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security where the Fund deems it desirable to continue to hold the security. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

Except as discussed below with respect to options on stock indices, the Fund has no current intention of purchasing put options at a time when the Fund does not own the underlying security; however, it reserves the right to do so. By purchasing put options on a security it does not own, the Fund would seek to benefit from a decline in the market price of the underlying security. If such a put option is not sold when it has remaining value, and if the market of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund would lose its entire investment in the put option (i.e., the entire premium paid by the Fund). In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The Fund may also repurchase call options previously written on underlying securities they already own in order to preserve unrealized gains.

The Fund may also purchase call and put options on stock indices (“stock index options”) for the purpose, in part, of partially hedging against the risk of unfavorable price movements adversely affecting the Fund’s securities or securities the Fund intends to buy and the Fund may sell stock index options in related closing transactions.

The principal uses of stock index options would be to provide a partial hedge for a portion of the Fund’s investment securities, and to offer a cash management tool. Purchasing stock index options could provide an efficient way to implement a partial decrease in portfolio market exposure in response to changing market conditions. Although techniques other than the purchase of options could be used to hedge the Fund’s investments, the Fund may be able to hedge its exposure more effectively, and perhaps at a lower cost, through the use of stock index options.

The Fund proposes to invest only in stock index options for which the underlying index is a broad market index. The Fund would propose to purchase broad stock index options only if they are listed on a national securities exchange and traded, in the opinion of the Fund’s investment adviser, with some significant volume.

The Fund will not enter into a stock index option if, as a result thereof, more than five percent (5%) of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to options, whether options on individual securities or options on stock indices.

There are several risks in connection with the Fund’s use of stock index options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the stock index options and movements in the prices of securities held by the Fund. Successful use of stock index options by the Fund for hedging purposes is also subject to the Fund’s adviser’s ability to correctly predict movements in the direction of the market. In addition, due to market distortions, the price movements of the stock index options might not correlate perfectly with price movements in the underlying stock index. Increased participation by speculators in the options market might also cause temporary price distortions.

The ability to establish and close out positions on options will be subject to the liquidity of the index options market. Absence of a liquid market on an exchange may be due to: (i) insufficient trading interest in certain options; (ii) restrictions imposed by an exchange on opening transactions or closing transactions, or both; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as severe stock market fluctuations, interrupting normal exchange operations; (v) inadequacy of an exchange’s or a clearing corporation’s facilities to handle increased trading volume; or (vi) discontinuance of the trading of options (or a particular class or series of options) by an exchange, for economic or other reasons. Higher than anticipated trading activity or other unforeseen events also could cause an exchange or clearing corporation to institute special procedures which may interfere with the timely execution of customers’ orders.

Stock index options may be closed out only on an exchange which provides a market for such options. For example, OEX stock index options currently can be purchased or sold only on the Chicago Board Options Exchange (“CBOE”). Although the Fund intends to purchase or sell stock index options only on exchanges where there appear to be active markets, there is no assurance that a liquid market will exist for any particular options contract at any particular time. In such event, it might not be possible to close a stock index option position.

Lending of Securities.    The Fund may lend its investment securities in an amount up to 30% of its total assets (including value of collateral received) to qualified institutional investors who need to borrow securities in order to complete certain transactions. By lending its investment securities, the Fund attempts to increase its income through the receipt of interest on the loan. While the securities are being lent, the Fund will continue to receive the equivalent of any dividends or interest paid by the issuer thereof as well as interest on the collateral. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may lend its portfolio securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms and the structure of such loans are not inconsistent with the 1940 Act, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the “Commission”) thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times of not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by the Fund at any time, (d) the Fund receives reasonable interest on the loan or its collateral (which may include the Fund investing any cash collateral in interest-bearing short-term investments), any dividends and distributions paid on the loaned securities and any increase in their market value, and (e) while voting rights on the loaned securities may pass to the borrower, the Board of Trustees be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

As with any extension of credit, portfolio security loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the loaned securities or foreclosure against the collateral. The Fund will consider on an ongoing basis the creditworthiness of the borrowers to which it makes portfolio security loans.

Foreign Securities.    Foreign securities involve currency risks. The U.S. Dollar value of a foreign security tends to decrease when the value of the U.S. Dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. Dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be repatriated based upon the exchange rate at the time of disbursement or payment, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies.

Foreign securities may be subject to foreign government taxes that reduce their attractiveness. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possible imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities and the markets for such securities may be less liquid. In addition, there may be less publicly available information about foreign issuers than about domestic issuers. Many foreign issuers are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less regulation of stock exchanges, brokers, banks and listed companies abroad than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or diplomatic developments that could affect investment in these countries.

Warrants.    The Fund may invest no more than 5% of its total assets in warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Real Estate Investment Trusts.    The Fund may invest in real estate investment trusts for federal income tax purposes (“REITs”). REITs are subject to volatility from risks associated with investments in real estate and investments dependent on income from real estate, such as fluctuating demand for real estate and sensitivity to adverse economic conditions. In addition, the failure of a REIT to continue to qualify as a REIT for federal income tax purposes would have an adverse effect upon the value of the Fund’s investment in that REIT.

Short Sales.    The Fund may make short sales against the box. A short sale “against the box” is a short sale in which the Fund owns at least an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short. The Fund does not currently intend to engage in short sales to the extent that more than 5% of its net assets will be held as collateral therefor during the current year.

Convertible Securities and Preferred Stocks.    The Fund may invest in convertible securities and preferred stocks. There are no restrictions on the credit quality of the convertible securities and preferred stocks in which the Fund may invest and the Fund may invest in convertible securities and preferred stocks that are not rated or that are below investment grade.

A convertible security is a fixed-income security (a debt instrument or a preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Arbitrage.    The Fund has no current intention to engage in arbitrage (meaning the simultaneous purchase and sale of the same security in different markets but not on the purchase of call and put options on stock indices).

Cyber Security Risk.    Investment companies such as the Fund and its service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber security attacks affecting the Fund or its adviser, custodian, transfer agent or other third party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such issuers to lose value.

Portfolio Turnover.    OAM buys and sells securities for the Fund to accomplish its investment objective. The frequency of portfolio transactions, the Fund’s turnover rate, will vary from year to year depending on market conditions. For the years ended December 31, 2025, 2024 and 2023, the Fund’s turnover was 58%, 61% and 71%, respectively. A higher portfolio turnover rate (over 100%) may cause the Fund to pay higher transaction expenses, including more commissions and markups, and also may result in quicker recognition of capital gains, resulting in more capital gains distributions, including net short-term capital gain distributions, which are taxable to shareholders as ordinary income when distributed by the Fund.

Commodity Futures Trading Commission Regulation.    The Fund and OAM claimed exclusion or exemption from registering with the Commodity Futures Trading Commission (the “CFTC”). The Fund complies with Rule 4.5 under the Commodity Exchange Act (the “CEA”), which allows a mutual fund to be conditionally excluded from the definition of the term “commodity pool.” Similarly, so long as the Fund satisfies this conditional exclusion, OAM intends to comply with Rule 4.5, which allows OAM to be conditionally excluded from the definition of “commodity pool operator” (“CPO”), and Rule 4.14(a)(5), which provides a conditional exemption from registering as a “commodity trading advisor.” OAM, on behalf of the Fund and itself, has filed a claim with the CFTC claiming the CPO exemption. Therefore, neither the Fund nor OAM expect to become subject to registration under the CEA.

MANAGEMENT OF THE TRUST

The Trustees and Officers of the Trust, their ages and their principal occupations during the past five (5) years, their affiliations, if any, with OAM or Oberweis Securities, Inc. (“OSI”) and other significant affiliations are set forth below. The address of each Trustee and Officer is 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532.

Trustees of the Trust

Name and Age as of December 1, 2026	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Non-Interested Trustees
Alix J. Charles(2) ([51])	Trustee	Trustee since May, 2022(1)	Physician — Duly Health and Care — January, 2008 to present	6	None
Katherine Smith Dedrick(2) ([69])	Trustee	Trustee since November, 2004(1)	Managing Member — KSD Law LLC, March, 2023 to present; Partner — Walberg Law PLLC, January, 2020 to March, 2023; Senior Counsel — Tyson & Mendes, May, 2019 to July, 2020; President — KSD Law PC, September, 2015 to December, 2019; President — KSD Global Consulting Inc., August, 2015 to present; Executive Committee Member, Risk Worldwide NZ Ltd., 2011 to March, 2016; President — Aggressive Publishing, Inc., 2010 to present.	6	None
Michael J. Simon ([59])	Trustee	Trustee since May, 2022(1)	Principal, Simon Venture Development, September, 2010 to present; Partner, Holt Capital Partners, August, 2016 to present.	6	Southwestern National Bank; RPOA Advisors, Inc.

Name and Age as of December 1, 2026	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Interested Trustee
James W. Oberweis ([52])	Trustee(3)	Trustee since May, 2022(1)	Chairman, February, 2008 to present, President and Director — Oberweis Asset Management, Inc., September, 2001 to present and Portfolio Manager from December, 1995 to present (held other officer positions from 1995 — September, 2001); President and Director — Oberweis Securities, Inc., September, 1996 to present; Chairman — Oberweis Asset Management (Hong Kong) Limited, March, 2007 to present; Chairman — Oberweis Asset Management UK Limited, July, 2014 to present.	6	None

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(1)      Unless otherwise noted, each trustee shall serve as a trustee of the Trust until the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such trustee or a successor to such trustee, and until the election and qualification of his successor, if any, elected at such a meeting, or until such trustee sooner dies, resigns, retires or is removed.

(2)      Dr. Charles maintains an advisory account with OAM. He receives no special treatment as a result of this account.

(3)      James W. Oberweis is an interested trustee of the Trust since he is a shareholder and President of OAM and OSI.

Officers of the Trust

Name and Age as of December 1, 2026	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
James W. Oberweis ([52])	President	Officer Since August, 1996(1)

Chairman, February, 2008 to present, President and Director — Oberweis Asset Management, Inc., September, 2001 to present and Portfolio Manager from December, 1995 to present (held other officer positions from 1995 – September, 2001); President and Director — Oberweis Securities, Inc., September, 1996 to present; Chairman — Oberweis Asset Management (Hong Kong) Limited, March, 2007 to present; Chairman — Oberweis Asset Management UK Limited, July, 2014 to present.

David I. Covas ([51])	Vice President	Officer since August, 2004(1)	Vice President — Oberweis Asset Management, Inc., September, 2003 to present; Vice-President — Oberweis Securities, Inc., January, 2004 to present; Registered Representative, July, 1997 to present.
Kenneth S. Farsalas ([55])	Vice President	Officer since August, 2009(1)	Director of US Equities, January 2008 to present, Vice President and Portfolio Manager, November 2004 to present — Oberweis Asset Management, Inc.
Eric V. Hannemann ([53])	Chief Financial Officer and Treasurer	Officer since August, 2005(1)

Chief Financial Officer — Oberweis Asset Management, Inc., and Oberweis Securities, Inc., September 2022 to present; Vice President of Accounting — Oberweis Asset Management, Inc., and Oberweis Securities, Inc., June, 2004 to July, 2022.

Thomas P. Joyce ([40])	Chief Compliance Officer and Secretary	Officer since July, 2021(1)

Chief Compliance Officer — Oberweis Asset Management, Inc., and Oberweis Securities, Inc., September 2022 to present; Vice President of Compliance, December, 2021 to July, 2022, Senior Compliance Analyst, July, 2013 to November, 2021, Compliance Associate, April, 2010 to June, 2013 – Oberweis Asset Management, Inc.

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(1)      Officers are elected annually by the Board of Trustees.

Officers’ Roles with OSI, the Trust’s Principal Distributor

James W. Oberweis	President and Director
Eric V. Hannemann	Chief Financial Officer and Treasurer
David I. Covas	Vice President
Thomas P. Joyce	Chief Compliance Officer and Secretary

Trustee Experience and Qualifications

The following is a summary of the experience, qualifications, attributes and skills of each trustee that support the conclusion, as of the date of this SAI, that each trustee should serve as a trustee in light of the Trust’s business and structure. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission (the “SEC”), do not constitute holding out of the Board or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Alix J. Charles.    Dr. Charles M.D. has been a trustee of the Trust since May 2022. He is a dermatologist in private practice for 18 years and the managing shareholder chairman of the physician department of dermatology at Duly Health and Care, a 900+ physician owned and operated multi-specialty group practice with offices in four states. He was president of the Chicago Dermatological Society from July 2016 to June 2017 and the Illinois Dermatological Society from June 2011 to June 2013. He earned his medical degree in 2000 from Mayo Medical School and completed his residency training in 2004 with Rush University Medical Center.

Katherine Smith Dedrick.    Ms. Smith Dedrick has been a trustee of the Trust since November 2004 and is Chair of the Nominating Committee. She has been the President of KSD Global Consulting, Inc. since August 2015. She is a practicing attorney and is the Managing Member of KSD Law LLC since March 2023 and was the President of KSD Law PC from May 2018 to December 2019. She has served as Chair and board member of the North American Branch of the Chartered Institute of Arbitrators since 2021 and 2019, respectively. She also served as Senior Counsel to Tyson & Mendes from May, 2019 to July, 2020 and as Partner of Walberg Law PLLC from January 2020 to March 2023. She was the President of Smith-Dedrick Properties, Inc. from December, 2016 to December, 2019. She was a partner with Childress Duffy, Ltd. from April 2007 to August 2015, had been a member of Risk Worldwide LLC from 2007 to 2016, and had been an Executive Committee member of Risk Worldwide NZ Ltd from 2011 to March 2016. She has also been the President of Aggressive Publishing, Inc. since 2010. She was previously a partner with Levenfeld Pearlstein, LLC from January 2005 to April 2007 and a partner with Hinshaw & Culbertson from 1985 to January 2005. In addition to her law degree, Ms. Smith Dedrick has an MBA from the University of Chicago.

James W. Oberweis.    Mr. Oberweis has been a trustee of the Trust since May, 2022. He has served as an officer of the Trust since August 1996 and president of the Trust since May 2005. He has served as the Chairman of OAM since February 2008 and President and Director of OAM since September, 2001, and as portfolio manager of certain Funds and in various other roles with the Trust since December 1995. He has been the President and Director of OSI since September 1996 and the Chairman of Oberweis Asset Management (Hong Kong) Limited (since March 2007) and Oberweis Asset Management UK Limited (since July 2014). Mr. Oberweis is a holder of the Chartered Financial Analyst (CFA) designation. He has an MBA with high honors from the University of Chicago.

Michael J. Simon.    Mr. Simon has served as a trustee of the Trust and as Chair of the Audit Committee since May 2022. He is Principal of Simon Venture Development since September, 2016 and partner and co-chief investment officer at Holt Capital Partners since August, 2016. He has served as a director of Southwestern National Bank since August 2022 and as a director of RPOA Advisors, Inc. since January 2025. From 2001 to 2010, he served as Senior Portfolio Manager and Global Partner at Invesco. From 1996 to 2001, he was an Equity Analyst at Luther King Capital Management. The Board of the Trust has determined that Mr. Simon is an “audit committee financial expert” as defined by the SEC. Mr. Simon is a holder of the Chartered Financial Analyst (CFA) designation. He has an MBA with high honors from the University of Chicago.

Board Structure

The Trust’s Board of Trustees manages the business affairs of the Trust. The trustees establish policies and review and approve contracts and their continuance. The trustees regularly request and/or receive reports from OAM, the Trust’s other service providers and the Trust’s Chief Compliance Officer. The Board is comprised of four trustees, three of whom are independent trustees. The trustees have not appointed a chairperson from among them. The non-interested trustees also have not appointed a lead non-interested trustee from among them. The Board has established two standing committees: an Audit Committee and a Nominating Committee. Each of the Audit Committee and the

The Nominating Committee is comprised of all three non-interested trustees. The Audit Committee recommends the selection of an independent registered public accounting firm for the Trust; reviews with such independent registered public accountants the planning, scope and results of their audit of the Funds’ financial statements and the fee for services performed; reviews financial statements of the Funds; and receives audit reports. The Nominating Committee is responsible for the identification and recommendation of individuals for Board membership. The Trust’s day-to-day operations are managed by OAM and other service providers. The Board and the committees meet periodically throughout the year to review the Trust’s activities, including, among others, Fund performance, valuation matters and compliance with regulatory requirements, and to review contractual arrangements with service providers. The Board has determined that the Trust’s leadership structure is appropriate given the number, size and nature of the funds in the fund complex.

The Audit Committee held one meeting in 2025.

The Nominating Committee held no meetings in 2025. The Nominating Committee has established procedures for shareholders to submit recommendations for names to the Board. Recommendations for Board candidates should be submitted directly to the Nominating Committee of the Trust, care of the Trust, 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and its Funds, the Board, among other things, oversees risk management of the Fund’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall supervision of the Board, OAM and other services providers to the Funds also have implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.

The Board requires senior officers of the Trust, including the President, Treasurer and Chief Compliance Officer (“CCO”), to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Treasurer also reports to the Audit Committee on the Trust’s internal controls and accounting and financial reporting policies and practices. The Audit Committee also receives reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least an annual basis, the Board receives a report from the CCO regarding the effectiveness of the Trust’s compliance program and the CCO meets separately with the non-interested trustees in executive session. In addition, the Board receives reports from the Adviser on the investments and securities trading of the Funds, as well as valuation reports and any issues related to portfolio compliance. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the Adviser to the Funds as well as the Trust’s custodian, distributor and transfer agent. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Trustee Compensation

The Trust pays each Trustee of the Trust who is not also affiliated with OAM and/or OSI for such services an annual fee of $35,000, plus $7,000 for attendance at a meeting of the Board of Trustees and $3,000 for attendance at a meeting of the Audit Committee. The Trust pays the Chairman of the Audit Committee an additional $2,000 annually.

The Trust reimburses travel and other expenses incurred by its non-interested Trustees for each such meeting attended. Trustees and officers of the Trust who are affiliated with OAM and/or OSI and officers of the Trust will receive no compensation or reimbursement from the Trust for acting in those capacities. However, Trustees and officers of the Trust who are affiliated with OAM and/or OSI may directly or indirectly benefit from fees or other remuneration received from the Trust by OAM and/or OSI. Regular meetings of the Board of Trustees are held quarterly and the audit committee holds at least one meeting during each year.

The following table sets forth the compensation received from the Trust for the fiscal year ended December 31, 2025 by the non-interested trustees.

Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation
Alix J. Charles	$47,000	0	0	$47,000
Katherine Smith Dedrick	$55,000	0	0	$55,000
Michael J. Simon	$57,000	0	0	$57,000

Name of Trustee and Dollar Range of Fund Shares Owned — December 31, 2025

	Interested Trustee	Non-Interested Trustees
Name of Fund	James W. Oberweis	Alix J. Charles	Katherine S. Dedrick	Michael J. Simon
Small-Cap Opportunities Fund – Class R6	None	None	None	None
Aggregate Dollar Range of Fund Complex Shares Owned(1)	Over $100,000	Over $100,000	Over $100,000	Over $100,000

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(1)      The Fund Complex consists of six funds: the Oberweis Global Opportunities Fund, Oberweis Micro-Cap Fund, Oberweis Small-Cap Opportunities Fund, Oberweis International Opportunities Fund, Oberweis China Opportunities Fund and Oberweis Focused International Growth Fund.

As of the date hereof, the officers and Trustees of the Trust as a group did not own any Class R6 shares of the Fund because such shares had no operating history as of such date.

PRINCIPAL HOLDERS OF SECURITIES

There were no persons owning of record or beneficially more than 5% of the outstanding Class R6 shares of the Fund as of the date hereof because the Class R6 shares did not have an operating history as of such date.

MANAGEMENT

The Trust’s investment adviser, since October 1, 1994, is Oberweis Asset Management, Inc. (“OAM”), an investment adviser based in Lisle, Illinois. James W. Oberweis is a controlling shareholder of OAM and serves as Chairman of the Board, director and the President of OAM. The principal nature of James W. Oberweis’ business is investment advisory and securities brokerage services. Eric V. Hannemann serves as a Treasurer and Chief Financial Officer of OAM. Thomas P. Joyce serves as Secretary and Chief Compliance Officer of OAM. The principal business of Eric V. Hannemann and Thomas P. Joyce is investment advisory and securities brokerage services. For additional details concerning OAM, see the Fund’s Prospectus under the heading “Management of the Fund.” Pursuant to written contracts between the Trust and OAM, OAM is responsible for managing the investment and reinvestment of the Fund’s assets, determining in its discretion the securities to be purchased or sold and the portion of the Fund’s assets to be held uninvested, providing the Trust with records concerning OAM’s activities which the Trust is required to maintain under applicable law, and rendering regular reports to the Trust’s Trustees and officers concerning Fund responsibilities. OAM’s investment advisory services to the Trust are all subject to the supervision of the Trustees, and must be in compliance with the investment objectives, policies and restrictions set forth in the Fund’s Prospectus and this SAI and with applicable laws and regulations. In addition, OAM is authorized to select broker-dealers, including OSI, that may execute purchases and sales of the securities for the Fund. (See “Portfolio Transactions.”)

James W. Oberweis, co-portfolio manager of the Fund, is responsible for the day-to-day management of the Fund and other accounts. As of December 31, 2025, information on these other accounts is as follows:

Type of Account	Number of Accounts	Total Assets	Number Charged Performance Fees	Total Assets Charged Performance Fees
Registered investment companies	0	$0	None	None
Other pooled investment vehicles	0	$0	None	None
Other accounts	95	$76,114,569	None	None

Kenneth S. Farsalas, co-portfolio manager of the Fund, is responsible for the day-to-day management of the Fund and other accounts. As of December 31, 2025, information on these other accounts is as follows:

Type of Account	Number of Accounts	Total Assets	Number Charged Performance Fees	Total Assets Charged Performance Fees
Registered investment companies	0	$0	None	None
Other pooled investment vehicles	0	$0	None	None
Other accounts	17	$27,745,638	None	None

As indicated in the above table, the Fund’s portfolio managers are responsible for the day to day management of other accounts, including other accounts with investment strategies similar to the Fund. Those accounts include separately managed accounts and the personal/proprietary accounts of the Fund’s portfolio managers. The fees earned by OAM for managing client accounts may vary among those accounts. In addition, the Fund’s portfolio managers may personally invest in the Fund. These factors could create conflicts of interest because the Fund’s portfolio managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate the opportunity among multiple accounts. In addition, a portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund.

However, OAM believes that these risks are mitigated by the fact that accounts with the investment strategies or which hold the same securities are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or other limitations applicable only to certain accounts, as well as differences in each account’s initial holdings, cash flow, account size and other factors. In addition, OAM has adopted trade allocation procedures that require equitable allocation of trades for a particular security among participating accounts over time and a Code of Ethics that addresses possible conflicts between personal trades and client trades.

Mr. Oberweis’s compensation consists of a base, an incentive-based fee and equity ownership in OAM. The incentive reward is based on revenues of the firm’s Global Small-Cap strategy as well as the overall performance of the firm. As the firm’s largest shareholder, Mr. Oberweis benefits from his equity ownership in OAM.

As of December 31, 2025, the dollar value of equity securities in the Fund owned by Mr. Oberweis was over $1,000,000. Includes shares held by OAM and OSI, of which Mr. Oberweis is a controlling shareholder.

Mr. Farsalas’s compensation consists of a base, an incentive-based fee and equity ownership in OAM. Most of the incentive reward is quantitatively defined in advance and is based on a combination of the performance of the Oberweis Funds he manages in relation to their respective benchmarks (the Russell 2000 Growth Index for the Small-Cap Opportunities Fund) and the revenues of the domestic strategies. To ensure long-term commitment, Mr. Farsalas benefits from equity ownership in OAM.

As of December 31, 2025, the dollar value of equity securities in the Fund owned by Mr. Farsalas was — $500,000 – $1,000,000.

The investment adviser is obligated to pay the salaries and fees of any officers of the Trust as well as the Trustees of the Trust who are interested persons (as defined in the 1940 Act) of the Trust, who are employed full time by the investment adviser to perform services for the Fund under the Investment Advisory Agreement.

As compensation for its investment advisory services, OAM receives from the Fund at the end of each month a fee at the annual rate of .40% of the average daily net assets of the Fund.

For the years ended December 31, 2025, 2024, and 2023, the advisory fees incurred by the Fund were $6,184,712, $4,182,646 and $1,329,587, respectively. Pursuant to an Expense Limitation Agreement, OAM reimbursed the Fund $109,880, $107,236 and $224,187 for the years ended December 31, 2025, 2024, and 2023, respectively

OAM also provides the Trust with non-investment advisory, management and administrative services pursuant to a Management Agreement with respect to the Fund. OAM is responsible under the agreement for providing the Trust with those management and administrative services which are reasonably necessary for conducting the business affairs of the Trust. In addition, OAM provides the Trust with office space and basic facilities for management of the Trust’s affairs, and bookkeeping, accounting, record keeping and data processing facilities and services.

OAM is responsible for preparing and updating the Trust’s SEC registration statement and state filings, tax reports to shareholders and similar documents. OAM pays the compensation of all officers and personnel of the Trust for their services to the Trust as well as the Trustees of the Trust who are interested persons of the Trust. OAM also provides information and certain administrative services to shareholders of the Fund. These services include, among other things, transmitting redemption requests to the Trust’s Transfer Agent and transmitting the proceeds of redemption of shares of the Trust pursuant to a shareholder’s instructions when such redemption is effected through OAM; providing telephone and written communications with respect to its shareholders’ account inquiries; assisting its shareholders in altering privileges and ownership of their accounts; and serving as a source of information for its existing shareholders in answering questions concerning the Trust and their transactions with the Trust.

For its services under the Management Agreement, OAM is paid by the Class R6 shares of the Fund on a monthly basis an annual management fee equal to .27% of the average daily net assets of the Fund attributable to the Class R6 shares. OAM will bear all expenses in connection with the performance of its services to the Fund under the Management Agreement. The Fund is responsible for all other expenses. However, an Expense Limitation Agreement provides that OAM is obligated to reimburse the Fund for 100% of the amount by which the Fund’s ordinary operating expenses during any fiscal year, including the management and advisory fees, exceed certain amounts expressed as a percentage of the Fund’s average daily net assets.

Pursuant to an Expense Limitation Agreement, OAM is obligated to reimburse the Small-Cap Opportunities Fund for 100% of the amount by which the Fund’s ordinary operating expenses during any fiscal year, including the management and advisory fees, exceed .80% of the Fund’s average daily net assets attributable to the Class R6 shares.

Excluded from the calculation of ordinary operating expenses are expenses such as interest, taxes and brokerage commissions, acquired fund fees and expenses and extraordinary items such as litigation costs. Any such reimbursement is computed and accrued on a daily basis and settled on a monthly basis based upon the expenses and average net assets computed through the last business day of the month. As of the end of the Trust’s fiscal year, the aggregate amounts of reimbursement, if any, by OAM to the Fund in excess of the amount necessary to limit the operating expenses on an annual basis to said expense limitation shall be refunded to OAM. In no event will OAM be required to reimburse the Fund in an amount exceeding its management and investment advisory fees.

For the years ended December 31, 2025, 2024 and 2023, the management fees incurred by the Fund and payable to OAM were $6,184,72, $4,182,646 and $1,329,587, respectively.

DISTRIBUTOR

Payments to Third Parties

OAM, out of its own resources and without additional cost to the Fund, may pay administrative services fees to intermediaries for sub-transfer agency and other shareholder services provided to Class R6 shareholders of the Fund. OAM currently anticipate making payments from its own assets that generally range up to [•]% of assets serviced.

As of the date of this SAI, OAM anticipates that [Charles Schwab & Co., Fidelity Investments Institutional Operations, Inc., Pershing, LLC, National Financial Services, LLC, US Bank NA, GWFS Equities, Inc., TD Ameritrade, Inc., UBS Financial Services, Inc., American Enterprise Investment Services, Inc., and Wells Fargo Advisors, LLC] will receive additional payments as described above. OAM may enter into additional arrangements or change or discontinue existing arrangements with intermediaries at any time without notice.

These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and discuss this matter with your investment dealer/intermediary. Although the Fund may use an intermediary that sells shares of the Fund to its customers to effect portfolio transactions for the Fund, OAM does not consider sales of Fund shares as a factor in the selection of broker dealers to execute those transactions.

The Fund does not currently engage in securities lending and thus there is no securities lending information to report for the last fiscal year.

EXPENSES BORNE BY THE FUND

Other than those expenses payable by OAM and/or OSI, the Fund will pay all of its expenses, including the following:

(a)     Federal, state and local or other governmental agency taxes or fees levied against the Trust.

(b)    Costs, including the interest expense, of borrowing money.

(c)     Brokerage fees and commissions and other transaction costs in connection with the purchase or sale of portfolio securities for the Fund.

(d)    Fees and expenses of the Trustees other than those who are “interested persons” (as defined in the 1940 Act) of the Trust.

(e)     Expenses incident to holding meetings of the Trust’s Shareholders, including proxy solicitations of the Trust or its Board of Trustees therefor, and meetings of the Board of Trustees and committees of the Board of Trustees.

(f)     Fees and expenses in connection with legal services rendered to the Trust, the Board of Trustees of the Trust and duly appointed committees of the Board of Trustees of the Trust, including fees and expenses of special counsel to those Trustees who are not interested persons of the Trust, and litigation.

(g)    Audit and accounting expenses of the independent auditors.

(h)    Custodian and transfer and dividend paying agent fees and expenses and shareholder service expenses.

(i)     Fees and expenses related to registering, qualifying and maintaining registration and qualification of the Trust and its Shares for distribution under federal, state and other laws.

(j)     Fees and expenses incident to the preparation and filing of reports with regulatory agencies.

(k)    Expenses of preparing, printing (including typesetting) and mailing prospectuses, shareholder reports, proxy materials and notices to shareholders of the Trust.

(l)     Premiums for trustees’ and officers’ liability insurance and insurance carried by the Trust pursuant to the requirements of Section 17(g) of the 1940 Act, or otherwise required by law or deemed desirable by the Board of Trustees.

(m)   Fees and expenses incurred in connection with any investment company organization or trade association of which the Trust may be a member.

(n)    Expenses related to issuance or redemption of the Fund’s shares.

PORTFOLIO TRANSACTIONS

Decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund are made by OAM. OAM is authorized to place orders for securities with various broker-dealers, subject to the requirements of applicable laws and regulations. Orders for securities transactions are placed by OAM with a view to obtaining the best combination of price and execution available. In seeking to achieve the best combination of price and execution, OAM attempts to evaluate the overall quality and reliability of the broker-dealers and the services provided, including research services, general execution capability, reliability and integrity, willingness to take positions in securities, general operational capabilities and financial condition. However, the responsibility of OAM to attempt to obtain the best combination of price and execution does not obligate it to solicit a competitive bid for each transaction. Furthermore, under the Investment Advisory Agreement, OAM is not obligated to seek the lowest available cost to the Fund, so long as it determines in good faith that the broker-dealer’s commission, spread or discount is reasonable in relation to the value of the execution and research services provided by such a broker-dealer to the Fund, or OAM when viewed in terms of that particular transaction or its overall responsibilities with respect to all of its clients, including the Fund, as to which it offers advice or exercises investment discretion.

OAM, with the prior consent of the Trust’s Trustees, may place orders with affiliated persons of OAM, OSI or the Trust subject to (i) the provisions of Sections 10(f) and 17(e)(2) of the 1940 Act and Rules 10f-3 and 17e-1 thereunder, Rule 206(3)-2 under the Investment Advisers Act of 1940, Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T)(a)(2) thereunder and any other applicable laws or regulations, and (ii) procedures properly adopted by the Trust with respect thereto. OAM, with the prior consent of the Trust’s Trustees, may engage in agency cross transactions subject to (i) the provisions of Section 17(a) of the 1940 Act and Rule 17a-7 thereunder and other applicable laws or regulations, (ii) the provisions of Section 206 of the Investment Advisers Act of 1940 and Rule 206(3)-2 thereunder, and (iii) procedures properly adopted by the Trust with respect thereto. OAM has agreed to furnish certain information quarterly to the Trust’s Trustees to enable them to evaluate the quality of execution and cost of all orders executed by OSI.

A greater discount, spread or commission may be paid to non-affiliated broker-dealers that provide research services, which research may be used by OAM in managing assets of its clients, including the Fund. Research services may include data or recommendations concerning particular securities as well as a wide variety of information concerning companies, industries, investment strategy and general economic, financial and political analysis and forecasting. In some instances, OAM may receive research, statistical and/or pricing services it might otherwise have had to perform itself. However, OAM cannot readily determine the extent to which net prices or commission rates charged by most broker-dealers reflect the value of its research, statistical and/or pricing services. As OAM is the principal source of information and advice to the Trust and is responsible for managing the investment and reinvestment of the Fund’s assets and determining the securities to be purchased and sold, it is believed by the Trust’s management to be in the interests of the Trust for OAM in fulfilling its responsibilities to the Trust, to be authorized to receive and evaluate the research and information provided by other securities brokers or dealers, and to compensate such brokers or dealers for their research and information services. Any such information received may be utilized by OAM for the benefit of its other accounts as well, in the same manner that the Trust might also benefit from information obtained by OAM in performing services for its other accounts. Although it is believed that research services received directly or indirectly benefit all of OAM’s accounts, the degree of benefit varies by account and is not directly related to the commissions or other remuneration paid by such account.

Some brokers and dealers used by OAM provide research and other services described above. For the year ended December 31, 2025, the Fund paid $856,886 in brokerage commissions on securities transactions in the amount of $1,621,523,936 to broker-dealers in transactions identified hereunder primarily on the basis of research and other services provided to the Fund.

Occasionally, the Fund may make purchases of underwritten issues at prices which include underwriting discount fees.

For the year ended December 31, 2025, the total brokerage commissions paid by the Small-Cap Opportunities Fund was $1,102,193. The total amount of securities transactions on which the Fund paid brokerage commissions during such period was $1,939,407,259. The total amount of principal transactions of the Fund for the year ended December 31, 2025 for which no commission was incurred was $40,000.

For the year ended December 31, 2024 the total brokerage commissions paid by the Small-Cap Opportunities Fund was $852,779. The total amount of securities transactions on which the Fund paid brokerage commissions during such period was $1,983,297,439. The total amount of principal transactions of the Fund for the year ended December 31, 2024 for which no commission was incurred was $58,000.

For the year ended December 31, 2023, the total brokerage commissions paid by the Small-Cap Opportunities Fund was $261,090. The total amount of securities transactions on which the Fund paid brokerage commissions during such period was $750,259,858. The total amount of principal transactions of the Fund for the year ended December 31, 2023 for which no commission was incurred was $0.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. Except as provided below, neither the Trust nor OAM shall provide portfolio holding information to any other persons until such information has been disclosed in the publicly available filings with the SEC that are required to include the information, which are generally filed with the SEC approximately 60 days after the end of each calendar quarter.

Quarterly information will be posted to the Fund’s Web site following each quarter-end that include, among other things, OAM’s/the Portfolio Manager’s market commentary, performance information regarding the Fund, and information regarding the Fund’s ownership of certain individual securities (such as the Fund’s top five or top ten holdings).

In addition, the Portfolio Manager and other senior officers or spokespersons of the Trust or OAM may from time to time disclose to or discuss with public media through interviews with reporters (of the press, television or radio), through other appearances on television or radio (such as CNBC, Bloomberg) or through written articles (in Forbes or other print media) items such as (a) the Fund’s ownership of certain individual holding(s); (b) views on matters affecting the price or business of specific Fund holding(s); (c) reasons for buying and selling specific portfolio holding(s); (d) reasons for believing certain holdings are good long term investments for a Fund, (e) favorite stocks, (f) future plans for structuring a Fund, and/or (g) other items of a similar nature. The securities subject to such statements may or may not have been previously disclosed.

Further, material non-public holdings information may be provided as part of the normal business and investment activities of the Fund to parties who need access to such information in the performance of their contractual duties and responsibilities including: auditors; the custodian; broker-dealers in connection with the purchase or sale of Fund securities or requests for price quotations or bids on one or more securities; counsel to the Trust or the non-interested trustees; other third party service providers (such as financial printers, proxy voting services and pricing services); regulatory authorities; stock exchanges and other listing organizations; and parties to litigation. The Fund may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the Fund.

Any other disclosure of portfolio holdings would require the approval of the Trust’s Chief Compliance Officer before dissemination. Such approval would be based on a good faith determination that the Trust has a legitimate business purpose to provide the information and the disclosure is in the Trust’s best interests.

The Trust, OAM and their affiliates will not enter into any arrangements with third parties from which it would derive any monetary benefit for the disclosure of material non-public holdings information. If, in the future, the Trust, OAM, or their affiliates desire to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the Fund’s SAI.

The Trust’s Chief Compliance Officer will periodically report to the Board of Trustees of the Trust on the effectiveness of the Trust’s Policies and Procedures regarding the disclosure of the Fund’s holdings.

CODE OF ETHICS

The Trust, OAM, and OSI have adopted a joint Code of Ethics. Access Persons (as defined in the Code of Ethics) are permitted to make personal securities transactions, subject to requirements and restrictions set forth in such Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as those of the Trust. The Code of Ethics also prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the reporting of securities transactions. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

PROXY VOTING

The Board of Trustees has delegated the authority for voting proxies relating to the Trust’s portfolio securities to OAM, who has agreed to vote such proxies according to OAM’s Proxy Voting Policies and Procedures. OAM’s Proxy Voting Policies and Procedures set forth the general principles used to determine how OAM votes proxies on securities in client accounts for which OAM has proxy voting authority, including the Trust. OAM’s general policy is to vote proxies in the best interests of clients. The principles which guide the voting policy of OAM are maximizing the value of client assets and promoting the rights of clients and beneficial owners of the companies in whose shares they invest. OAM’s investment strategies are predicated on the belief that the quality of management is often the key to ultimate success or failure of a business. Because OAM generally makes investments in companies in which OAM has confidence in management, proxies generally are voted in favor of management’s recommendation. OAM may vote a proxy in a manner contrary to management’s recommendation if in the judgment of OAM, the proposal would not enhance shareholder values.

OAM has retained ISS Governance Services (“ISS”), a proxy voting and consulting firm, to receive proxy voting statements, provide information and research, make proxy vote recommendations, and handle various administrative functions associated with the voting of client proxies. While ISS makes the proxy voting recommendations, OAM retains the ultimate authority on how to vote.

OAM’s Proxy Voting Policies and Procedures describe how OAM addresses conflicts of interest between OAM and its clients, including Fund shareholders, with respect to proxy voting decisions. If OAM determines that, through reasonable inquiry or otherwise, an issue raises a potential material conflict of interest, OAM will follow the recommendations of ISS except as follows. If OAM and/or the Proxy Committee believes that it would be in the interest of OAM’s clients to vote a proxy other than according to the recommendation of ISS, the Proxy Committee will prepare a report that (1) describes the conflict of interest; (2) discusses procedures used to address such conflict of interest; and (3) confirms that the recommendation was made solely on the investment merits and without regard to any other consideration.

Information regarding how the Fund voted proxies related to portfolio securities for the most recent 12-month period ended June 30 is available without charge, upon request by calling 1-800-323-6166 and on the SEC’s Web site at http://www.sec.gov.

SHAREHOLDER SERVICES

The Trust’s Prospectus under the heading Shareholder Information/How to Purchase Shares, How to Redeem Shares and Shareholder Services describes information in addition to that set forth below. When a shareholder makes an initial investment in a Fund, a shareholder account is opened in accordance with the Trust’s Account Application instructions. After each transaction for the account of a shareholder, confirmation of all deposits, purchases, reinvestments, redemptions, withdrawal payments, and other transactions in the shareholder’s account will be forwarded to the shareholder.

The Fund will not issue certificates for its shares; the investor will be the record owner of all shares in his/her account with full shareholder rights. Certain of the functions performed by the Trust in connection with the operation of the accounts described above have been delegated by the Trust to its Transfer Agent.

In addition to the purchase and redemption services described above, the Trust offers its shareholders the special accounts and services described in the Trust’s Prospectus. Applications and information about any shareholder services may be obtained from OAM.

DETERMINATION OF NET ASSET VALUE

See the Fund’s Prospectus under the heading Shareholder Information/How to Purchase Shares and Pricing of Fund Shares, for descriptions of certain details concerning the determination of Net Asset Value (“NAV”). The NAV of the shares of the Fund is computed once daily, as of the later of the close of regular trading on the New York Stock Exchange (“NYSE”) or the Chicago Board Options Exchange (“CBOE”), on each day the NYSE is open for trading. A separate NAV is calculated for each share class of the Fund. All securities in the Fund other than options are priced as of the close of regular trading on the NYSE. The options in the Fund are priced as of the close of trading on the CBOE. The NAV per share is computed by dividing the value of the Fund’s securities plus all other assets minus all liabilities by the total number of Fund shares outstanding. In valuing the Fund’s securities, each listed and unlisted security, other than options, for which last sale information is regularly reported is valued at the last reported sale price prior to the close of the NYSE. If there has been no sale on such day, the last reported bid price is used. Short options are valued at the last reported highest bid price on any option exchange and long options are valued at the last reported offer price on any option exchange as of the close of trading on the CBOE. Any unlisted security for which last sale information is not regularly reported and any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available is valued at the highest bid price as of the close of the NYSE determined on the basis of reasonable inquiry. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued by appraisal at their fair values as determined in good faith by OAM, the Fund’s valuation designee. The Fund’s valuation policies set forth certain triggers which instruct when to use the valuation model or on a day when the foreign exchange is closed and the NYSE is open. The value assigned to a security by the fair valuation model is a determination of fair value made under the Fund’s valuation policies. In such a case, the Fund’s value for a security is likely to be different from the last quoted price. In all cases, the value of fair valued securities may be different from the last reported sale price (or the last reported bid price), and there is no guarantee that a fair valued security will be sold at the price at which the Fund is carrying the security. Short-term debt obligations, commercial paper and repurchase agreements are valued on the basis of quoted yields for securities of comparable maturity, quality and type or on the basis of amortized cost.

PURCHASE OF SHARES

See the Fund’s Prospectus under the heading Shareholder Information/How to Purchase Shares for detailed information concerning the purchase of shares of the Fund. Shares of the Fund are sold at the NAV per share next determined after the purchase order is received in proper form by UMB Fund Services, Inc., the Trust’s Transfer Agent.

REDEMPTION OF SHARES

See the Fund’s Prospectus under the heading Shareholder Information/How to Redeem Shares for detailed information concerning redemption of the shares of a Fund. The Trust may suspend the right to redeem shares or postpone the date of payment for more than seven (7) days for any period during which: (a) the NYSE is closed, other than weekend and holiday closings, or the SEC determines that trading on the NYSE is restricted; (b) the SEC determines there is an emergency as a result of which it is not reasonably practical for the Fund to sell the investment securities or to calculate their NAV; or (c) the SEC permits such suspension for the protection of the Fund’s shareholders. In the case of a suspension of the right of redemption, a shareholder may either withdraw his request for redemption or receive payment at the NAV of his shares existing after termination of the suspension.

Although it is the Trust’s present policy to make payment of redemption proceeds in cash, if the Trust’s Trustees determine it to be appropriate, redemption proceeds may be paid in whole or in part by a distribution in kind of securities held by the Fund, subject to the limitation that, pursuant to an election under Rule 18f-1 under the 1940 Act, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one account. The value of such securities shall be determined as of the close of trading of the NYSE on the business day on which the redemption is effective. In such circumstances, a shareholder might be required to bear transaction costs to dispose of such securities. A redemption in kind is a taxable transaction for federal income tax purposes.

FEDERAL INCOME TAX MATTERS

The following is a general summary of certain U.S. federal income tax consequences of investing in a Fund. It is not intended to be a complete discussion of all such federal income tax consequences nor does it deal with all categories of investors. This discussion addresses only federal income tax consequences to shareholders of the Fund who hold their shares as capital assets and does not address all of the federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, shareholders with large positions in a Fund, financial institutions, insurance companies, dealers in securities or foreign currencies, non-U.S. shareholders (except as otherwise expressly provided), persons who hold their shares as or in a hedge against currency risk, a constructive sale, conversion transaction or other integrated transaction, holders who are subject to the federal alternative minimum tax, investors with “applicable financial statements” within the meaning of section 451(b) of the Internal Revenue Code of 1986, as amended (the “Code”), or tax-exempt or tax-advantaged plans, accounts, or entities. In addition, the discussion does not address any state, local or non-U.S. tax consequences. This discussion reflects applicable federal income tax laws of the United States as of the date of the Fund’s Prospectus and this SAI, which provisions are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. Shareholders are advised to consult their own tax advisers before making an investment in the Fund.

For purposes of this summary, a “U.S. shareholder” is a beneficial owner of shares of the Fund that is for U.S. federal income tax purposes:

•        a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•        a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•        an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•        a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more United States persons (as such term is defined under the Code) have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a United States person under the Code).

A “non-U.S. shareholder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder.

The Fund has elected to be treated and intends to continue to qualify as a regulated investment company under Subchapter M of the Code (“regulated investment company”), so that the Fund will not be liable for federal income tax to the extent that its net investment income and net realized capital gains are currently distributed to its shareholders. The Fund will qualify for this status as long as, among other things, it: (a) derives at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including gain from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies, and net income derived from interests in qualified publicly traded partnerships; (b) invests in securities that satisfy certain diversification requirements at the end of each quarter of each taxable year; and (c) distributes to its shareholders each year at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt interest income, if any.

If in any taxable year the Fund fails to qualify as a regulated investment company under Subchapter M of the Code, all of the Fund’s taxable income will be subject to federal income tax at the regular corporate rate (without any deduction for distributions to shareholders) and the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, will constitute dividends, which will generally be eligible for the dividends received deduction available to U.S. shareholders that are corporations under Section 243 of the Code. Furthermore, in such event, individual and other noncorporate U.S. shareholders of the Fund would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of federal income taxation, provided certain holding period and other requirements are satisfied.

Except for those U.S. shareholders exempt from federal income taxation or investing through a tax-advantaged account, dividends and capital gains distributions are taxable to U.S. shareholders whether paid in cash or reinvested in additional shares of a Fund. Except as provided below, dividends from net investment income are generally taxable to U.S. shareholders as ordinary income for federal income tax purposes. For corporate U.S. shareholders, such income dividends from domestic corporations may be eligible for the deduction for dividends received, provided certain holding period and other requirements are met at both the fund and shareholder level. For individual and other noncorporate U.S. shareholders, a portion of such dividends may qualify to be treated as “qualified dividend income” subject to reduced rates of federal income taxation, provided certain holding period and other requirements are met at both the fund and shareholder level. Dividends from foreign corporations are not treated as “qualified dividend income” if the foreign corporation is not incorporated in a possession of the United States or is not eligible for the benefits of a comprehensive income tax treaty with the United States (unless the foreign corporation stock is readily tradable on an established securities market in the United States) or if the foreign corporation is a passive foreign investment company or surrogate foreign corporation that is not treated as a domestic corporation under Section 7874(b) of the Code. If the Fund participates in a securities lending transaction and receives a payment in lieu of dividends with respect to securities on loan, such income generally will not constitute qualified dividend income or be eligible for the dividends received deduction. Distributions of long-term capital gains are taxable to U.S. shareholders as long-term capital gains regardless of the length of time that such shareholders have owned shares in a Fund. Short-term capital gain distributions are taxable to U.S. shareholders as ordinary income. Shareholders will be notified annually as to the federal income tax status of dividends and capital gains distributions. Such dividends and distributions may also be subject to state, local and other taxes.

Income dividends taxed as ordinary income are subject to federal income tax at rates up to 37% for individual and other noncorporate U.S. shareholders. “Qualified dividend income” is currently taxed at rates up to 20% for individual and other noncorporate U.S. shareholders. Long-term capital gain distributions (relating to assets held by the Fund for more than 12 months) made to individual and other noncorporate U.S. shareholders are currently taxable at a maximum rate of 20%. In addition, certain individuals and other noncorporate U.S. shareholders may be subject to the 3.8% Medicare contribution tax discussed below. For corporate U.S. shareholders, long-term capital gain distributions are taxed at the same rate as ordinary income.

In order to avoid a nondeductible 4% federal excise tax on undistributed amounts, the Fund must declare, by the end of the calendar year, a dividend to shareholders of record that represents an amount equal to the sum of 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the period from November 1 of the previous year through October 31 of the current year plus any undistributed ordinary income from the prior calendar year, plus any undistributed capital gain net income for the one-year period ended October 31 of the prior calendar year, less any overdistribution in the prior calendar year. The Fund intends to declare or distribute dividends during the appropriate periods in an amount sufficient to avoid this 4% excise tax.

Any gain resulting from the sale or exchange of the Fund’s shares generally will be taxable as capital gains. If a U.S. shareholder held such shares for more than one year, the gain will be a long-term capital gain. Long-term capital gain is currently taxable to U.S. shareholders that are individuals at a maximum federal income tax rate of 20%. Any loss realized on a sale or exchange will be disallowed to the extent that substantially identical shares are acquired (including through dividend reinvestment) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of such shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss incurred by U.S. shareholders on the redemption of shares of the Fund held six months or less will be treated as long-term capital losses to the extent of any capital gains distributions made by the Fund with respect to such shares. The ability to deduct capital losses may also be limited by other provisions of the Code.

An additional 3.8% Medicare contribution tax is imposed on certain net investment income (including income dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. shareholders that are individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Options, short sales, financial futures contracts and foreign currency transactions entered into by the Fund are subject to special tax rules that may accelerate income, defer losses, cause adjustments to the holding period of securities, convert capital gain into ordinary income, and convert short-term capital loss into long-term capital loss. As a result, these rules could affect the amount, timing, and character of Fund distributions.

The Fund’s transactions in broad based equity index futures contracts, exchange traded options on such indices and certain other futures contracts are generally considered “Section 1256 contracts” for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as sixty percent long-term capital gain or loss and forty percent short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the exchange rate of such foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations and the Fund has distributed at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt interest income, such Fund will be eligible to elect to “pass through” to such Fund’s shareholders the amount of eligible foreign income and similar taxes paid by such Fund. If this election is made, a shareholder generally subject to federal income tax will be required to include in gross income (in addition to taxable dividends actually received) his, her or its pro rata share of foreign taxes paid by the Fund in computing his, her or its taxable income and to deduct such foreign taxes or use such taxes as a foreign tax credit against his, her or its U.S. federal income tax liability, subject in each case to certain limitations contained in the Code. No deduction for such foreign taxes may be claimed by a U.S. shareholder who does not itemize deductions. Each shareholder will be notified after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year. If the Fund is not eligible or does not elect to pass through to shareholders the foreign taxes paid by the Fund, the net investment income of the Fund will be reduced by the foreign taxes paid by the Fund and shareholders will not be required to include in their gross income and will not be able to claim a credit or deduction for their pro rata share of foreign taxes paid by the Fund.

If the Fund receives a so-called “excess distribution” with respect to stock in a passive foreign investment company (“PFIC”), the Fund itself may be subject to federal income tax on a portion of the excess distribution or gain from the disposition of such shares, whether or not the corresponding income is distributed by the Fund to shareholders. A foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets produce passive income or are held for the production of passive income or 75% or more of its gross income for the taxable year is passive income. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock may be treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, the Fund generally would be required to include its share of the PFIC’s income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules discussed above relating to the taxation of excess distributions would not apply. In addition, another election may be available that would involve marking to market the Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. Each election described above must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. In some circumstances, the Fund may not be able to make either of the elections.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders by the Fund as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

The Fund’s investments in REIT equity securities, if any, may result in the receipt of cash in excess of the REIT’s earnings. If the Fund distributes such amounts, such distributions could constitute a return of capital to U.S. shareholders for federal income tax purposes. In addition, such investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.

For taxable years beginning after December 31, 2017, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of U.S. shareholders that are individuals, trusts and estates. If the Fund receives qualified REIT dividends, it may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from the Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If the Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income while direct investors in REITs may be entitled to the deduction.

Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by U.S. shareholders for purposes of the interest expense limitations under Code Section 163(j). Such treatment by a U.S. shareholder is generally subject to holding period requirements and other potential limitations although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) interest dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income. The Fund may choose not to designate Section 163(j) interest dividends.

For any of its fiscal years, the Fund may use an accounting method (known as “equalization”) that is designed to allocate equitably the tax burden of that Fund to all of its shareholders regardless of when during a tax year an individual shareholder redeemed (if ever) his, her or its shares of the Fund. Equalization allocates a pro rata share of taxable income to departing shareholders when they redeem shares of a Fund, reducing the amount of the distribution to be made to remaining shareholders of the Fund.

Federal law requires the Trust to withhold at a flat rate of 24% from dividends, distributions, sales proceeds, redemption proceeds (including from exchanges) and/or any other payments that occur in certain shareholder accounts if the U.S. shareholder has not properly furnished a correct taxpayer identification number (in the case of individuals, a social security number) or has not certified that withholding does not apply or if the Internal Revenue Service notifies the Trust that the U.S. shareholder is subject to backup withholding. Amounts withheld may be applied to the U.S. shareholder’s federal income tax liability on such U.S. shareholder’s federal income tax return and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes for such year.

The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. shareholders should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable income tax treaty). However, the Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. shareholder with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. shareholder, provided such amounts are properly designated by such Fund. The Fund may choose not to designate such amounts.

Special rules apply to non-U.S. shareholders who receive distributions from the Fund that are attributable to gain from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or a former United States real property holding corporation. The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the U.S., plus any other assets it uses in a trade or business. In general, if the Fund is a United States real property holding corporation (determined without regard to certain exceptions), distributions by such Fund that are attributable to (a) gains realized on the disposition of USPRIs by such Fund and (b) distributions received by such Fund from a lower-tier regulated investment company or REIT that such Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the non-U.S. shareholder and will be subject to U.S. federal withholding tax. In addition, such distributions could result in the non-U.S. shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., ordinary income or USRPI gain) will vary depending on the extent of the non-U.S. shareholder’s current and past ownership of such Fund.

In addition, if the Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% non-U.S. shareholder, and that non-U.S. shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares of the Fund if such Fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if such Fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled qualified investment entities.

Sections 1471 − 1474 of the Code and the U.S. Treasury and Internal Revenue Service guidance issued thereunder (collectively, the “Foreign Account Tax Compliance Act” or “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, such Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption, or exchange of Fund shares. Proposed Treasury Regulations, however, generally eliminate withholding under FATCA on gross proceeds, which include certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. The Fund may disclose the information that it receives from (or concerning) its shareholders to the Internal Revenue Service, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult his, her or its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state, local, foreign and other taxes that may be applicable to owning, holding and/or disposing of Fund shares.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

As a general rule, the Trust is not required to and will not hold annual or other meetings of the shareholders. Special meetings of shareholders for actions requiring a shareholder vote may be requested in writing by holders of at least twenty-five percent (25%) (or ten percent (10%) if the purpose of the meeting is to determine if a Trustee is to be removed from office) of the outstanding shares of the Trust or as may be required by applicable law. Under the Trust’s Agreement and Declaration of Trust, as amended (“Declaration of Trust”), shareholders are entitled to vote in connection with the following matters: (1) for the election or removal of Trustees if a meeting is called for such purpose; (2) with respect to the adoption of any contract for which approval is required by the 1940 Act; (3) with respect to any termination or reorganization of the Fund to the extent and as provided in the Declaration of the Trust; (4) with respect to any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or the Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision which is defective or inconsistent with the 1940 Act or the requirements of the Code and the regulations thereunder for the Trust’s obtaining favorable treatment thereunder available to regulated investment companies); (5) as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (6) with respect to such additional matters relating to the Trust as may be required by law, the Declaration of Trust, the By-Laws of the Trust, or any registration of the Trust with the SEC or any state, or as the Trustees may consider necessary or desirable. Shareholders will vote in the aggregate, except when voting by individual Fund is required under the 1940 Act or when the Board of Trustees determines that voting by Fund is appropriate. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any Fund of the Trust) without shareholder approval by notice to the shareholders. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his successor or until such Trustee sooner dies, resigns, retires or is removed by the majority vote of the shareholders or by the Trustees.

ADDITIONAL INFORMATION

Trust History

The Trust is a diversified, open-end management investment company, organized as a business trust under the laws of Massachusetts on July 7, 1986. This SAI relates to the Fund. The Trust currently offers six series. The Fund offers three separate classes of shares: Investor Class, Institutional Class and Class R6.

The shares of the Fund represent an interest in the same assets of the Fund, and have the same rights and are identical in all material respects except that: (i) each class of shares bears different distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares, and accounting fees and expenses relating to a specific class of shares; (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (iv) each class offers different features and services to shareholders and has different investment minimums. The Board of Trustees may classify and reclassify the shares of the Fund or any other series into additional classes of shares at a future date.

The Trust’s Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in many respects to a corporation. However, under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the trust, which is not the case in a corporation. The Declaration of Trust provides that shareholders shall not be subject to any personal liability to any person extending credit to, contracting with or having any claims against the Trust and that every written agreement, obligation, instrument or undertaking made by the Trust shall contain a provision that the same is not binding upon the shareholders personally. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust, and the Trust will be covered by insurance which the Trustees believe to be adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote.

Shares of the Fund

Pursuant to the Trust’s Declaration of Trust, the Trust may issue an unlimited number of shares of beneficial interest in one or more series of “Funds,” which may be further classified into “Classes,” all having no par value. Except as described above regarding each Class having exclusive voting rights with respect to its own distribution arrangements, shares of the Fund have equal non-cumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Fund. Shares are fully paid and non-assessable by the Trust when issued, are transferable without restriction and have no preemptive or conversion rights.

Custodian and Transfer Agent

The Custodian for the Trust is UMB Bank, N.A., 928 Grand Blvd. 5th Floor, Kansas City, Missouri 64106, a national banking association. The Trust has authorized the Custodian to deposit certain securities of the Fund in central depository systems as permitted by federal law. The Fund may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian. UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, a Wisconsin corporation, is the Trust’s Transfer Agent and acts as a dividend disbursing and redemption agent for the Trust. UMB Bank, N.A. and UMB Fund Services, Inc. are both wholly owned subsidiaries of UMB Financial Corp., a Missouri corporation.

The Fund has entered into an offset arrangement that may reduce the Fund’s custody fee based on the amount of cash maintained by its custodian. OAM may benefit from the expense offset arrangement and OAM’s obligation under an expense limitation agreement may be reduced by the credits earned.

Independent Registered Public Accounting Firm

[AUDITOR]., [AUDITOR ADDRESS], audits and reports on the Fund’s annual financial statements, reviews certain regulatory reports and performs other professional accounting, auditing and advisory services, when engaged to do so by the Trust.[AUDITOR AFFILIATE], an affiliate of [AUDITOR]., prepares the Fund’s income tax returns and provides tax services as requested.

Financial Statements

The audited financial statements of the Trust, including the notes thereto, contained in the Annual Report on Form N-CSR of the Trust for the fiscal year ended December 31, 2025 were filed with the Securities and Exchange Commission on March 6, 2026 and are incorporated herein by reference. The unaudited financial statements of the Trust, including the notes thereto, contained in the Semi-Annual Report of the Trust for the six months ended June 30, 2026 were filed with the Securities and Exchange Commission on September 4, 2026 and are incorporated herein by reference.

Shareholders may access the Trust’s audited financial statements and unaudited financial statements on the Trust’s website at Oberweisfunds.com.

Counsel

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, is legal counsel to the Trust.

Other Information

The Trust’s Prospectus and this SAI omit certain information contained in the Registration Statement, which the Trust has filed with the SEC under the Securities Act of 1933, and reference is hereby made to the Registration Statement for further information with respect to the Trust and the securities offered hereby. This Registration Statement is available for inspection by the public at the SEC in Washington, D.C.

THE OBERWEIS FUNDS

PART C: OTHER INFORMATION

Item 28. Exhibits.

(a)		(1)	Amended and Restated Agreement and Declaration of Trust.[28]
		(2)	Written Instrument Establishing Classes of Oberweis International Opportunities Fund.[31]
(b)		(1)	By-Laws.[11]
		(2)	Amendment to By-Laws.[16]
(c)			Not applicable.
(d)		(1)	Management Agreement.5(P)
		(2)	Amendment to Management Agreement as of February 16, 1994.9(P)
		(3)	Management Agreement dated October 1, 1994.[11]
		(4)	Investment Advisory Agreement.5(P)
		(5)	Investment Advisory Agreement dated October 1, 1994.[11]
		(6)	Transfer and Guaranty Agreement.7(P)
		(7)	Written Notification required under Investment Advisory Agreement dated October 1, 1994 regarding the rendering of advisory services to the Micro-Cap Fund.[12]
(8)

Written Notification required under Investment Advisory Agreement dated October 1, 1994 regarding the rendering of advisory services to the Mid-Cap Fund (now known as Oberweis Small-Cap Opportunities Fund).[13]

		(9)	Investment Advisory and Management Agreement dated October 1, 2005 regarding the China Opportunities Fund.[17]
		(10)	Amended and Restated Investment Advisory and Management Agreement regarding the International Opportunities Fund.[32]
		(11)	Investment Advisory and Management Agreement dated February 1, 2008 regarding the Asia Opportunities Fund.[19]
		(12)	Investment Advisory and Management Agreement regarding the Small-Cap Value Fund.[24]
		(13)	Amended and Restated Investment Advisory and Management Agreement regarding the Focused International Growth Fund.[34]
		(14)	Investment Sub-Advisory Agreement regarding China Opportunities Fund.[26]
	**	(15)	Amendment to Management Agreement dated [•].
(e)		(1)	Distribution and Shareholder Service Agreement (For Investor Class Shares) as amended and restated May 19, 2017.[25]
	**	(2)	Distribution and Shareholder Service Agreement (For Institutional Class Shares and Class R6 Shares) as amended and restated November 18, 2026.
(f)			Not applicable.
(g)		(1)	Custodian Agreement.1(P)
		(2)	Letter Agreements renewing Custodian Agreement dated February 24,1988,3(P) February 21, 1989,4(P) February 7, 1990,5(P) February 15, 1991,6(P) and February 13, 1992,7(P) respectively.
		(3)	Letter Agreement dated January 27, 1993, renewing Custodian Agreement.8(P)
		(4)	Custodian Agreement dated August 3, 1993.[11]
		(5)	Custody Agreement dated January 17, 2001.[14]
		(6)	Custody, Recordkeeping and Administrative Services Agreement dated March 9, 2001.[14]
		(7)	Amendment to Custody Agreement dated October 1, 2005.[17]
		(8)	Rule 17F-5 Delegation Agreement dated October 1, 2005.[17]
(h)		(1)	Transfer Agency Agreement.1(P)
		(2)	Letter Agreements renewing Transfer Agency Agreement dated February 24, 1988,3(P) February 21, 1989,4(P) February 7, 1990,5(P) February 15, 1991,6(P) and February 13, 1992,7(P) respectively.
		(3)	Letter Agreement dated January 27, 1993, renewing Transfer Agency Agreement.8(P)
		(4)	Transfer Agent Agreement dated August 3, 1993.[11]
		(5)	Transfer Agency Agreement, Fund Accounting Agreement and Blue Sky Filing Services Agreement dated March 9, 2001.[14]
		(6)	Addendum to Transfer Agency Agreement effective November 1, 2006.[17]

	**	(7)	Amended and Restated Expense Limitation Agreement (Micro-Cap Fund, Global Opportunities Fund and Small-Cap Opportunities Fund).
		(8)	Amended and Restated Expense Limitation Agreement (China Opportunities Fund).[34]
		(9)	Amended and Restated Expense Limitation Agreement (International Opportunities Fund).[32]
		(10)	Amended and Restated Expense Limitation Agreement (Focused International Growth Fund).[34]
		(11)	Fund of Funds Investment Agreement[29]
(i)		(1)	Consent and Opinion of Vedder Price P.C.[33]
	**	(2)	Consent and Opinion of Vedder Price P.C for Small Cap Opportunities Fund Class R6 Shares.
(j)	**	(1)	Consent of independent registered public accounting firm.
(k)			Not applicable.
(l)		(1)	Form of Contribution Agreement with Initial Shareholders.1(P)
(2)

Contribution Agreement dated December 8, 1986, from James D. Oberweis with respect to the purchase of an aggregate of 5,500 shares as custodian for two minor children for $10.00 each (a total of $55,000).2(P)

		(3)	Contribution Agreement dated December 8, 1986, from Lora J. Oberweis with respect to the purchase of 2,000 shares for $10.00 each (a total of $20,000).2(P)
		(4)	Contribution Agreement dated December 8, 1986, from Helen Cisek with respect to the purchase of 1,500 shares for $10.00 each (a total of $15,000).2(P)
		(5)	Contribution Agreement dated December 8, 1986, from Tedd Determan with respect to the purchase of an aggregate of 1,000 shares for $10.00 each (a total of $10,000).2(P)
(m)		(1)	Rule 12b-1 Plan as amended and restated November 19, 2025.[34]
(n)	*		Amended Rule 18f-3 Plan.
(o)			Reserved.
(p)			Amended Code of Ethics.[34]
EX-101.INS			XBRL Instance Document — the Instance Document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.
EX-101.SCH			XBRL Taxonomy Extension Schema Document
EX-101.CAL			XBRL Taxonomy Extension Calculation Linkbase
EX-101.DEF			XBRL Taxonomy Extension Definition Linkbase
EX-101.LAB			XBRL Taxonomy Extension Labels Linkbase
EX-101.PRE			XBRL Taxonomy Extension Presentation Linkbase

____________

*        Filed herein.

**      To be filed by amendment.

1        Previously filed with the Registration Statement and incorporated herein by reference.

1A     Previously filed with the Registration Statement.

2        Previously filed with Pre-Effective Amendment No. 2 (Amendment No. 2) dated January 14, 1987 and incorporated herein by reference.

2A     Previously filed with Pre-Effective Amendment No. 2.

3        Previously filed with Post-Effective Amendment No. 2 (Amendment No. 4) dated February 28, 1988.

4        Previously filed with Post-Effective Amendment No. 3 (Amendment No. 5) dated March 2, 1989 and incorporated herein by reference.

5        Previously filed with Post-Effective Amendment No. 4 (Amendment No. 6) dated February 28, 1990 and incorporated herein by reference.

6        Previously filed with Post-Effective Amendment No. 5 (Amendment No. 7) dated March 1, 1991 and incorporated herein by reference.

7        Previously filed with Post-Effective Amendment No. 6 (Amendment No. 8) dated March 2, 1992 and incorporated herein by reference.

8        Previously filed with Post-Effective Amendment No. 7 (Amendment No. 9) dated March 1, 1993 and incorporated herein by reference.

9        Previously filed with Post-Effective Amendment No. 8 amendment No. 10) dated April 29, 1994 and incorporated herein by reference.

10      Previously filed with Post-Effective Amendment No. 9 amendment No. 11) dated February 28, 1995 and incorporated herein by reference.

11      Previously filed via EDGAR with Post-Effective Amendment No. 10 (Amendment No. 12) dated October 18, 1995 and incorporated herein by reference.

12      Previously filed with Post-Effective Amendment No. 11 (Amendment No. 13) dated December 21, 1995 and incorporated herein by reference.

13      Previously filed with Post-Effective Amendment No. 14 (Amendment No. 16) dated September 12, 1996 and incorporated herein by reference.

14      Previously filed with Post-Effective Amendment No. 19 (Amendment No. 21) dated April 27, 2001 and incorporated herein by reference.

15      Previously filed with Post-Effective Amendment No. 21 (Amendment No. 23) dated April 28, 2003 and incorporated herein by reference.

16      Previously filed with Post-Effective Amendment No. 23 (Amendment No. 25) dated February 25, 2005 and incorporated herein by reference.

17      Previously filed with Post-Effective Amendment No. 27 (Amendment No. 29) dated November 15, 2006 and incorporated herein by reference.

18      Previously filed with Post-Effective Amendment No. 29 (Amendment No. 31) dated April 27, 2007 and incorporated herein by reference.

19      Previously filed with Post-Effective Amendment No. 32 (Amendment No. 34) dated April 30, 2008 and incorporated herein by reference.

20      Previously filed with Post-Effective Amendment No. 44 (Amendment No. 46) dated March 6, 2014 and incorporated herein by reference.

21      Previously filed with Post-Effective Amendment No. 48 (Amendment No. 50) dated April 30, 2015 and incorporated herein by reference.

22      Previously filed with Post-Effective Amendment No. 54 (Amendment No. 56) dated April 28, 2017 and incorporated herein by reference.

23      Previously filed with Post-Effective Amendment No. 56 (Amendment No. 58) dated June 7, 2017 and incorporated herein by reference.

24      Previously filed with Post-Effective Amendment No. 59 (Amendment No. 61) dated September 29, 2017 and incorporated herein by reference.

25      Previously filed with Post-Effective Amendment No. 63 (Amendment No. 65) dated May 1, 2018 and incorporated herein by reference.

26      Previously filed with Post-Effective Amendment No. 65 (Amendment No. 67) dated May 1, 2019 and incorporated herein by reference.

27      Previously filed with Post-Effective Amendment No. 69 (Amendment No. 71) dated May 1, 2021 and incorporated herein by reference.

28      Previously filed with Post-Effective Amendment No. 70 (Amendment No. 72) dated January 14, 2022 and incorporated herein by reference.

29      Previously filed with Post-Effective Amendment No. 71 (Amendment No. 73) dated March 29, 2022 and incorporated herein by reference.

30      Previously filed with Post-Effective Amendment No. 73 (Amendment No. 75) dated April 28, 2023 and incorporated herein by reference.

31      Previously filed with the Registrant’s Registration Statement on Form N-14 dated October 6, 2023 and incorporated herein by reference.

32      Previously filed with Post-Effective Amendment No. 75 (Amendment No. 77) dated December 22, 2023 and incorporated herein by reference.

33      Previously filed with Post-Effective Amendment No. 76 (Amendment No. 78) dated April 29, 2024 and incorporated herein by reference.

34      Previously filed with Post-Effective Amendment No. 79 (Amendment No. 81) dated April 30, 2026 and incorporated herein by reference.

(P)     These filings are not available electronically on the SEC website as they were filed in paper prior to the electronic system that is currently in place.

Item 29. Persons Controlled By or Under Common Control With Registrant.

Inapplicable.

Item 30. Indemnification

A response has been previously filed with Pre-Effective Amendment No. 2 (Amendment No. 2) dated January 14, 1987 and is incorporated herein by reference. The Fund has also purchased a liability policy which indemnifies the Fund’s officers and trustees against loss arising from claims by reason of their legal liability for acts as officers and trustees, subject to limitations and conditions as set forth in such policy.

Item 31. Business and Other Connection of Investment Adviser.

Oberweis Asset Management, Inc.

Name	Position with Adviser	Other Business, Profession, Vocation or Employment
James W. Oberweis	President, Chairman of the Board, Director and Portfolio Manager	President and Director — Oberweis Securities, Inc.; Chairman — Oberweis Asset Management (Hong Kong) Limited; Chairman — Oberweis Asset Management UK Limited
Eric V. Hannemann	CFO and Treasurer	CFO and Treasurer — Oberweis Securities, Inc.
David I. Covas	Vice President	Vice President and Registered Representative — Oberweis Securities, Inc.
Thomas P. Joyce	Chief Compliance Officer and Secretary	Secretary and Chief Compliance Officer — Oberweis Securities, Inc.

Item 32. Principal Underwriters

(a)     None.

(b)    Set forth below are the names of the directors and officers of Oberweis Securities, Inc.:

Name	Positions and Offices with Underwriter	Positions and Offices with Fund
James W. Oberweis	Director and President	President
Eric V. Hannemann	Treasurer and Chief Financial Officer	Treasurer and Chief Financial Officer
David I. Covas	Vice President	Vice President
Thomas P. Joyce	Chief Compliance Officer and Secretary	Secretary and Chief Compliance Officer

The principal business address of all such persons is 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532.

(c)     None.

Item 33. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of Oberweis Asset Management, Inc. at its offices at 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532, except those books, records and other documents maintained by the custodian, UMB Bank, N.A., 928 Grand Blvd., Kansas City, Missouri 64106, and the transfer agent and registrar, UMB Fund Services, Inc., 235 W. Galena Street, Milwaukee, WI 53212.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

(a)     Not applicable.

(b)    Not applicable.

(c)     Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Lisle, the State of Illinois, on the 22nd day of October, 2026.

THE OBERWEIS FUNDS
By:	/s/ James W. Oberweis
James W. Oberweis President

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date
/s/ Alix J. Charles	Trustee	October 22, 2026
Alix J. Charles
/s/ Katherine Smith Dedrick	Trustee	October 22, 2026
Katherine Smith Dedrick
/s/ Michael J. Simon	Trustee	October 22, 2026
Michael J. Simon
/s/ James W. Oberweis	Trustee, President	October 22, 2026
James W. Oberweis	(Principal Executive Officer)
/s/ Eric V. Hannemann	Treasurer	October 22, 2026
Eric V. Hannemann	(Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
(n)	Amended Rule 18f-3 Plan